Item 1. Report to Stockholders:
-------------------------------

The following is a copy of the report transmitted to stockholders pursuant to the Rule 3oe-1 under the Investment Company Act of 1940:

Putnam Global Income Trust

10|31|05

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and
other securities with
the goal of providing
a steady stream of
income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their advisors can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial advisors, make informed investment decisions with confidence.

Putnam
Global Income
Trust

10 | 31 | 05
Annual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	31
Financial statements	32
Federal tax information	84
About the Trustees	85
Officers	91

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

During the period that ended October 31, 2005, domestic stocks advanced at a pace reflecting their long-term average returns, while bonds registered sub-par results. Outside the United States, most markets showed more impressive gains. Although U.S. economic growth proceeded at a steady pace, new concerns emerged. High energy prices, the Federal Reserve Board’s program of interest-rate increases, and the impact of the unusually active 2005 hurricane season proved challenging to consumers and sparked brief bouts of volatility in finan-cial markets. Putnam Management believes that energy prices, interest rates, and the aftereffects of this year’s storms are likely to continue to shape investment opportunities and risks in the months to come.

Amid the uncertainties of this environment, the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments’ management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we have redesigned and expanded our shareholder reports to make it easier for you to learn more about your fund. Furthermore, on page 26 we provide information about the 2005 approval by the Trustees of your fund’s management contract with Putnam.

We would also like to take this opportunity to announce the retirement of one of your fund’s Trustees, Ronald J. Jackson, who has been an independent Trustee of the Putnam funds since 1996. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Global Income Trust: investing for income from global sources

For investors with an appetite for income, it makes sense to look far and wide for income sources. Putnam Global Income Trust searches the world for income-generating securities.

This fund was launched in 1987, when the best international income opportunities involved taking advantage of differences in bond yields and fluctuations in currency exchange rates across international markets. But at the time, only a handful of the world’s markets allowed foreign investors to participate fully.

Since then, income opportunities have changed. Regulatory reforms opened many markets to outside investors. A convergence of interest rates at lower levels limited the effectiveness of traditional strategies. New approaches focused on opportunities in recently opened markets and budding sectors as a broader variety of bonds and specially structured debt securities developed.

Putnam Global Income Trust has kept pace with these evolving opportunities. Today, the portfolio continues to hold bonds issued by foreign governments and tries to benefit from foreign currency exposure, but it invests a greater share of assets in securities backed by mortgage and consumer debt. Examples include mortgage- and asset-backed securities. The advantage of this variety of holdings is that the sources of return are independent and unrelated, rather than dependent on a single factor, like interest-rate trends, that can turn against the fund.

The fund’s management team, working with Putnam’s 100-member fixed-income group, possesses a range of specialized research skills. Putnam analysts sift through thousands

Finding income opportunities in a variety of world markets

The fund’s management team identifies bonds in the United States and international markets that offer high current income. The fund favors currencies considered to offer relative strength.

of securities, supporting the fund’s management team as it constructs a portfolio seeking high current income.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. The fund may invest in fewer issuers and involves more risk than a fund that invests more broadly.

Key drivers of returns in global bond markets

U.S. investment-grade bonds

Most government, mortgage-backed, and asset-backed securities are investment-grade bonds. The performance of investment-grade bonds is influenced primarily by changes in interest rates. Generally, bond prices rise when interest rates fall, and prices fall when rates rise. The fluctuations are caused by investor expectations about future inflation and the pace of economic growth.

International bonds

Bonds issued outside the United States, including sovereign debt of foreign governments, are affected by inflation and economic conditions in the countries where the bonds are issued. Also, changes in currency exchange rates affect the performance of international bonds.

Putnam Global Income Trust seeks high current income by investing principally in debt securities of sovereign and private issuers worldwide, including supranational issuers. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund may invest up to 20% of its assets in bonds rated below investment grade. The fund may be suitable for fixed-income investors seeking broad diversification.

Highlights

• During the annual period ended October 31, 2005, Putnam Global Income Trust’s class
   A shares had a total return of –0.39% without sales charges.

• The fund’s primary benchmark, the Lehman Global Aggregate Bond Index, returned –0.72% ..

• The average return for the fund’s Lipper category, Global Income Funds, was 0.94% .

• The fund’s monthly dividend for class A shares was increased to $0.054 per share, effective
   June 2005. Similar dividend increases were made in other share classes.   See page 11 for details.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance
Total return for class A shares for periods ended 10/31/05

Since the fund's inception (6/1/87), average annual return is 7.34% at NAV and 7.07% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP
10 years	4.85%	4.37%	60.62%	53.41%

5 years	8.03	7.04	47.16	40.51

1 year	–0.39	–4.88	–0.39	–4.88

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.

Report from the fund managers The year in review

During the fiscal year, rising interest rates resulted in falling bond prices, particularly among the higher-quality, lower-yielding sectors that are the focus of your fund and its benchmark. Your fund’s results at net asset value (NAV, or without sales charges) edged slightly ahead of results for its benchmark. This reflects our defensive duration strategy, a yield curve position that took advantage of a flattening shape, a country weighting that favored stronger-performing European government bonds versus U.S. Treasuries, and a credit strategy that substituted exposure to traditional investment-grade corporate bonds with exposure to commercial mortgage-backed securities (CMBSs). The fund underperformed its Lipper category because it had a smaller exposure to strong-performing emerging-market debt than many of its peers and because it had a greater exposure to foreign currency, particularly the euro, which weakened significantly during the period.

Market overview

During the fiscal year, the global bond market began to shift from a supportive low/declining-interest-rate, low-inflation environment to a market landscape characterized by rising interest rates amid signs of potentially higher inflation. The economies of most countries continued to grow at a solid, moderate pace during the period. In particular, both Japan and Germany, the world’s second and third-largest economies, respectively, showed signs of improvement. Bond investors closely watch the pace of economic growth as it can contribute to rising infla-tion. In addition, some data indicates that record-high energy prices have begun to affect the prices of goods and services. In some countries, there was evidence that companies had begun to pass along wage increases in the form of higher prices for their products.

Japan’s apparent emergence from 15 years of economic difficulty is noteworthy. Japan’s previously stagnant economy and low interest rates had been a key element in low long-term interest rates in the United States and elsewhere, as Japanese investors (among the world’s biggest savers) purchased non-Japanese bonds in pursuit of higher yields. Improving conditions in Japan, however, have caused some Japanese investors to begin to divert some of their capital out of the international markets and back to their domestic market. This development could mean higher long-term interest rates as bond issuers worldwide are forced to raise yields to attract Japanese capital.

Performance among credit-sensitive issues, such as corporate bonds and emerging-market debt, benefited from improving economies and rising corporate earnings. In general, the lower its credit rating, the stronger a bond’s performance was during the period, as strong demand from buyers in search of higher yields drove prices higher. However, in the final months of the period, there were signs that the rally among lower-rated segments of the market had run its course.

Strategy overview

Your fund employs multiple income-generating strategies across global investment-grade sectors in pursuit of its objectives. We believe that having diversified return sources contributes to consistency of returns and helps to manage risk. Generally, our investment decisions involve the following considerations: duration management,

Market sector performance
These indexes provide an overview of performance in different market sectors for the
12 months ended 10/31/05.

Bonds
Lehman Global Aggregate Bond Index (international bonds)	-0.72%

Lehman Aggregate Bond Index (broad bond market)	1.13%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.94%

Citigroup Non-U.S. World Government Bond Index (international government bonds)	–2.45%

Equities
S&P 500 Index (broad stock market)	8.72%

S&P/Citigroup World Ex-U.S. Growth Primary Market Index
(international growth stocks of large companies)	18.63%

S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	21.22%

yield curve positioning, country allocation, sector allocation, security selection, and currency management.

In anticipation of rising interest rates, we reduced the fund’s sensitivity to interest-rate changes by shortening the portfolio’s overall duration. Duration, which is measured in years, is the primary indicator of interest-rate sensitivity. The shorter a bond’s duration, the less sensitive its price will be to interest-rate changes. The fund’s lower interest-rate sensitivity helped performance.

The fund also benefited from positioning to take advantage of yield-curve flattening. The yield curve is a graphical representation of bond yields with the same quality plotted from the shortest to the longest maturity. Flattening occurs when yields on short- and longer-term securities converge, as was the case during the period when short-term rates rose faster than long-term rates.

In terms of sector and security considerations, we have sought to reduce the level of credit risk in the portfolio over the past 18 months by reducing the fund’s exposure to corporate and emerging-market debt. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) As interest rates rise, it becomes more expensive for issuers to borrow money. Increased interest-rate expenses are particularly burdensome for highly leveraged companies or economies.

While we expect this strategy to benefit the fund over longer periods, it detracted from results during the fiscal period, as these sectors outperformed.

Your fund’s holdings

Our security selection within the government sector proved beneficial to fund performance. Our emphasis on European government bonds at the expense of U.S. Treasury bonds was especially rewarding, as bonds issued by European countries generally outperformed their U.S. Treasury counterparts during the 12-month period. European bonds benefited from the stability of the European Central Bank’s interest-rate policy, while U.S. Treasuries were hurt by the U.S. Federal Reserve Board’s (the Fed’s) interest-rate policy. We reduced our relative underweight to U.S. Treasuries later in the period, as the economies of Europe began to grow more quickly and it appears likely that the Fed’s policy of increasing interest rates will wind down in 2006.

As noted earlier, we reduced the fund’s holdings in the corporate bond and emerging-market sectors. We replaced these holdings with high-quality bonds from the securitized bond sector. This growing sector is now the largest within the U.S. investment-grade universe. The most common type of securitized bonds are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae)

and the Government National Mortgage Association (Ginnie Mae). Other types of securitized bonds include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks or shopping malls.

Commercial mortgage-backed securities were an area of particular focus as we sought to replace the credit risk of corporate bonds with the more diversified credit exposure available through CMBSs. During the 12-month period, the portfolio’s significant position in securitized bonds, or structured securities, performed well as interest rates fluctuated, but generally remained within a narrow range. Structured securities typically offer higher income than corporate bonds of comparable credit quality. They also offer short maturities, which provides us with the flexibility to shift to other fixed-income securities should interest rates rise.

The fund’s currency strategy detracted from performance during the period. In particular, the fund’s holdings of euro-denominated European bonds hurt results amid surprising U.S. dollar strength. During the period, investors weighing the relative value of the dollar versus the euro shifted their focus away from the negative U.S. trade and budget deficits to the positive interest-rate differential. The Fed’s policy of increasing interest rates contrasted with the European Central Bank’s status quo policy, though this is expected to change if European economic growth persists. Late in the period, the U.S. dollar also benefited from favorable tax treatment provisions in the Homeland Investment Act, which prompted the repatriation of non-U.S. investments by many corporations.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period discussed, are subject to review in accordance with the fund’s investment strategy, and may vary in the future.

Of special interest

As interest rates have risen steadily over the past year, newer holdings in the portfolio have generated more income. Gains from exposure to non-U.S. currencies have also contributed to a higher yield being available for distribution to shareholders. Consequently, the fund’s monthly dividend was increased from $0.03 per share to $0.054 per share effective with the June 2005 payment.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

We believe that solid global economic growth will continue to fuel rising short-term interest rates worldwide. In the United States, we expect the Fed to continue raising rates even beyond the market’s current expectations. We also believe there is increased risk that long-term interest rates could rise at some point, given the reduced excess capacity in the U.S. economy and the stirrings of a rebound in the Japanese economy.

Over the near term, we will continue to maintain a cautious stance, reflected in a portfolio with higher credit quality and a duration that is shorter than that of the fund’s benchmark. Currently, we don’t believe there is enough reward available in the form of higher interest rates to make it worthwhile for the fund to take on additional credit or interest-rate risk.

We will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, seeking to keep the fund positioned defensively. We will continue to pursue the fund’s objectives through multiple income-generating strategies across investment-grade global fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during its fiscal year, which ended October 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 10/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	7.34%	7.07%	6.49%	6.49%	6.53%	6.53%	7.02%	6.83%	7.07%	7.34%

10 years	60.62	53.41	48.89	48.89	48.96	48.96	56.69	51.57	56.70	60.64
Annual average	4.85	4.37	4.06	4.06	4.07	4.07	4.59	4.25	4.59	4.85

5 years	47.16	40.51	41.69	39.69	41.71	41.71	45.28	40.56	45.32	47.18
Annual average	8.03	7.04	7.22	6.91	7.22	7.22	7.76	7.05	7.76	8.04

1 year	–0.39	–4.88	–1.23	–6.01	–1.19	–2.14	–0.73	–3.99	–0.74	–0.39

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,889 and $14,896, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares would have been valued at $15,669 ($15,157 at public offering price). A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,670 and $16,064, respectively. See first page of performance section for performance calculation method.

Comparative index returns
For periods ended 10/31/05

	Lehman Global	Lipper Global
	Aggregate	Income Funds
	Bond Index*	category average†
Annual average
(life of fund, since 6/1/87)	--	7.28%

10 years	72.34%	84.86
Annual average	5.59	6.16

5 years	45.05	44.18
Annual average	7.72	7.52

1 year	–0.72	0.94

Index and Lipper results should be compared to fund performance at net asset value.

* The benchmark was not in existence at the time of the fund's inception. The Lehman Global Aggregate Bond Index commenced 12/31/89.

† Over the 1-, 5-, and 10-year periods ended 10/31/05 , there were 91, 65, and 40 funds, respectively, in this Lipper category.

Fund price and distribution information
For the 12-month period ended 10/31/05

	Class A		Class B	Class C	Class M		Class R	Class Y

Distributions
(number)	12		12	12	12		12	1

Income	$0.514		$0.417	$0.422	$0.482		$0.490	$0.055

Capital gains	--		--	--	--		--	--

Total	$0.514		$0.417	$0.422	$0.482		$0.490	$0.055

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
10/31/04	$12.73	$13.33	$12.69	$12.70	$12.66	$13.09	$12.74	--

10/4/05*	-- --		--	--	--	--	--	$12.31

10/31/05	12.18	12.65†	12.13	12.14	12.10	$12.51	12.17	12.18

Current yield
(end of period)
Current
dividend rate[1]	5.32%	5.12%	4.65%	4.65%	5.16%	4.99%	5.13%	5.42%††

Current 30-day
SEC yield[2,3]
(with expense
limitation)	3.33	3.20	2.57	2.57	3.07	2.97	3.07	--‡

Current 30-day
SEC yield[3] (with-
out expense
limitation)	3.16	3.04	2.40	2.40	2.90	2.81	2.91	--‡

* Inception date of class Y shares.

† Reflects a reduction in sales charges that took effect on April 1, 2005.

†† As of October 31, 2005, class Y shares (whose inception date was October 4, 2005) had not been offered for a complete monthly distribution cycle. Dividend rate information shown for class Y shares reflect the brief performance history of this class of shares.

‡ Due to its brief performance history, no yield performance is available for class Y shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter
Total return for periods ended 9/30/05

	Class A		Class B		Class C		Class M		Class R	Class Y

(inception dates)	(6/1/87)		(2/1/94)		(7/26/99)		(3/17/95)		(12/1/03)	(10/4/05)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	7.45%	7.18%	6.61%	6.61%	6.65%	6.65%	7.14%	6.94%	7.18%	7.45%

10 years	65.51	58.09	53.62	53.62	53.62	53.62	61.36	56.09	61.39	65.51
Annual average	5.17	4.69	4.39	4.39	4.39	4.39	4.90	4.55	4.90	5.17

5 years	47.45	40.76	42.07	40.07	42.09	42.09	45.56	40.79	45.64	47.45
Annual average	8.08	7.08	7.28	6.97	7.28	7.28	7.80	7.08	7.81	8.08

1 year	3.38	–1.30	2.61	–2.37	2.55	1.56	3.04	–0.33	3.10	3.38

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Global Income Trust from May 1, 2005, to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.96	$ 9.64	$ 9.64	$ 7.19	$ 7.19	$ 0.73

Ending value (after expenses)	$955.10	$950.60	$950.80	$953.60	$953.40	$993.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05 (for the period from 10/4/05 to 10/31/05 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2005, use the calculation method below. To find the value of your investment on May 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.16	$ 9.96	$ 9.96	$ 7.43	$ 7.43	$ 0.74

Ending value (after expenses)	$1,019.11	$1,015.32	$1,015.32	$1,017.85	$1,017.85	$1,003.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/05 (for the period from 10/4/05 to 10/31/05 for class Y shares). The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio†	1.21%	1.96%	1.96%	1.46%	1.46%	0.96%

Average annualized expense
ratio for Lipper peer group‡	1.22%	1.97%	1.97%	1.47%	1.47%	0.97%

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
Putnam Global Income Trust	198%*	162%	198%	331%*†	293%*†

Lipper Global Income Funds
category average	168%	183%	191%	190%	212%

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 9/30/05.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and D. William Kohli is a Portfolio Member of the fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Member

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Kevin Cronin	2005			•

Portfolio Leader	2004	•

D. William Kohli	2005					•

Portfolio Member	2004					•

Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $50,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Kevin Cronin is also a Portfolio Leader of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Equity Income Fund.

D. William Kohli is also a Portfolio Leader of Putnam Diversified Income Trust, Putnam Master Intermediate Income Trust, and Putnam Premier Income Trust.

Kevin Cronin and D. William Kohli may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended October 31, 2005.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of October 31, 2005, and October 31, 2004.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over
Philippe Bibi	2005	•

Chief Technology Officer	2004	•

Joshua Brooks	2005	•

Deputy Head of Investments	N/A

William Connolly	2005	•

Head of Retail Management	N/A

Kevin Cronin	2005			•

Head of Investments	2004	•

Charles Haldeman, Jr.	2005			•

President and CEO	2004			•

Amrit Kanwal	2005	•

Chief Financial Officer	2004	•

Steven Krichmar	2005	•

Chief of Operations	2004	•

Francis McNamara, III	2005	•

General Counsel	2004	•

Richard Robie, III	2005			•

Chief Administrative Officer	2004	•

Edward Shadek	2005	•

Deputy Head of Investments	N/A

Sandra Whiston	2005	•

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/04.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares (since reduced to 3.75%) and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

S&P/Citigroup World Ex-U.S. Growth Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and its sub-management contract with Putnam Management’s affiliate, Putnam Investments Limited (“PIL”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract and sub-management contract, effective July 1, 2005. Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.

This approval was based on the following conclusions:

  That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and
  That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

  Consistency. The Trustees, working in cooperation with Putnam Management, have devel- oped and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds spon- sored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule currently in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

  Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 67th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limita- tions implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

  Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam Funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with signifi-cant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share performance at net asset value was in the following percentiles of its Lipper Inc. peer group for the one-, three-and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

41st	29th	30th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts December 9, 2005

The fund's portfolio 10/31/05

FOREIGN GOVERNMENT BONDS AND NOTES (35.7%)*

		Principal amount	Value

Austria (Republic of ) notes Ser. EMTN, 3 3/8s, 2012	CHF	2,900,000	$2,424,156
Austria (Republic of ) 144A notes Ser. EMTN,3.8s, 2013	EUR	3,000,000	3,719,626
Canada Housing Trust govt. guaranty 5.1s,2007 (Canada)	CAD	6,557,000	5,700,748
Denmark (Kingdom of ) bonds 6s, 2009	DKK	9,640,000	1,730,514
Export Development Canada government bonds 4s,
2007 (Canada)	USD	1,000,000	991,000
France (Government of ) bonds 5 3/4s, 2032	EUR	3,636,000	5,776,209
France (Government of ) bonds 4s, 2013	EUR	63	79
France (Government of ) OATe bonds 3s, 2012	EUR	1,182,995	1,602,350
Germany (Federal Republic of ) bonds 5s, 2012	EUR	2,693,000	3,558,938
Germany (Federal Republic of ) bonds 4 3/4s, 2008	EUR	4,530,000	5,701,810
Ireland (Republic of ) bonds 5s, 2013	EUR	1,700,000	2,274,326
Italy (Republic of ) unsub. notes Ser. 11,
Tranche 1, 3 1/8s, 2010	CHF	1,900,000	1,538,193
Japan (Government of ) bonds Ser. 5, 0.8s, 2015	JPY	150,000,000	1,281,038
Japan (Government of ) 30 yr bonds 2 1/2s, 2035	JPY	500,000,000	4,374,946
Netherlands (Government of ) bonds 5s, 2012	EUR	4,500,000	5,979,317
Quebec (Province of ) notes 5s, 2009 (Canada)	USD	500,000	503,373
Spain (Kingdom of ) bonds 5s, 2012	EUR	3,000,000	3,988,008
Sweden (Government of ) debs. Ser. 1041, 6 3/4s, 2014	SEK	3,585,000	567,600
United Kingdom treasury bonds 4 1/4s, 2036	GBP	610,000	1,082,399
United Kingdom treasury bonds 2 1/2s, 2009	GBP	425,000	1,869,717

Total foreign government bonds and notes (cost $52,542,809)			$54,664,347

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)*

		Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class H, 7s, 2029		$81,000	$82,045
Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.007s, 2029		154,000	163,675
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035		100,000	101,359
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 6.89s, 2014		100,000	100,151
FRB Ser. 05-ESHA, Class K, 5.75s, 2020		161,000	161,000
FRB Ser. 05-BOCA, Class L, 5.67s, 2016		100,000	100,235
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033		156,000	156,744
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.199s, 2032		100,000	114,174
Broadgate Financing PLC sec. FRB Ser. D,
5.401s, 2023 (United Kingdom)	GBP	113,275	199,795
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030		$362,000	376,516
Ser. 98-1, Class G, 6.56s, 2030		89,000	92,783
Ser. 98-1, Class H, 6.34s, 2030		203,000	172,106

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

		Principal amount	Value

Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
Class A3, 6.57s, 2030		$340,000	$345,954
Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1,
Class F, 6.23s, 2031		157,000	161,251
Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-FL5A, Class G, 4.754s, 2013		241,000	239,795
CS First Boston Mortgage Securities Corp. Ser. 97-C2,
Class F, 7.46s, 2035		119,000	125,680
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 7.97s, 2014		87,000	86,546
FRB Ser. 00-FL1A, Class D, 5.72s, 2009		80,709	80,305
Ser. 1998-C2, Class F, 6 3/4s, 2030		362,000	384,097
Ser. 02-CP5, Class M, 5 1/4s, 2035		81,000	62,029
DLJ Commercial Mortgage Corp. Ser. 99-CG2, Class B4,
6.1s, 2032		219,000	220,838
DLJ Commercial Mortgage Corp. Ser. 99-CG2,
Class B3, 6.1s, 2032		129,000	130,481
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class B1, 7.91s, 2030		61,000	62,992
Ser. 97-CF1, Class A3, 7.76s, 2030		160,000	164,603
European Loan Conduit FRB Ser. 6X, Class E,
6.345s, 2010 (United Kingdom)	GBP	91,336	163,023
European Loan Conduit 144A FRB Ser. 6A,
Class F, 6.845s, 2010 (United Kingdom)	GBP	47,571	85,076
European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 5.454s, 2014 (United Kingdom)		$250,000	442,500
Fannie Mae
FRB Ser. 05-65, Class ER, zero %, 2035		294,811	309,629
FRB Ser. 05-57, Class UL, zero %, 2035		314,428	327,314
IFB Ser. 05-37, Class SU, 13.05s, 2035		284,471	321,694
IFB Ser. 05-57, Class CD, 9.984s, 2035		137,930	144,946
IFB Ser. 05-74, Class CP, 9.946s, 2035		147,171	155,336
IFB Ser. 05-76, Class SA, 9.946s, 2034		208,383	216,067
IFB Ser. 05-45, Class DA, 9.616s, 2035		345,440	359,610
IFB Ser. 05-74, Class DM, 9.579s, 2035		336,847	349,338
IFB Ser. 05-45, Class DC, 9.506s, 2035		191,911	198,953
IFB Ser. 05-74, Class SK, 9.027s, 2035		273,738	284,532
IFB Ser. 05-74, Class CS, 8.917s, 2035		167,775	173,710
IFB Ser. 04-79, Class SA, 8.724s, 2032		379,204	377,983
IFB Ser. 05-57, Class DC, 8.653s, 2034		244,810	253,575
IFB Ser. 05-45, Class PC, 8.138s, 2034		104,711	107,331
IFB Ser. 05-73, Class SA, 7.053s, 2035		151,409	146,559
IFB Ser. 05-59, Class NQ, 6.781s, 2035		263,384	248,816
IFB Ser. 05-93, Class AS, 6.781s, 2034		99,722	93,505
IFB Ser. 02-97, Class TW, Interest only (IO), 6 1/2s, 2031		123,252	21,221
IFB Ser. 02-89, Class S, IO, 4.163s, 2033		374,288	34,388
IFB Ser. 97-44, Class SN, IO, 3.77s, 2023		124,232	11,504
IFB Ser. 03-66, Class SA, IO, 3.613s, 2033		379,150	29,195
IFB Ser. 02-92, Class SB, IO, 3.313s, 2030		136,009	9,178
IFB Ser. 05-52, Class DC, IO, 3.163s, 2035		288,459	21,914

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 04-89, Class EI, IO, 3.113s, 2034	$1,237,907	$100,902
IFB Ser. 04-24, Class CS, IO, 3.113s, 2034	461,530	39,158
IFB Ser. 03-122, Class SA, IO, 3.063s, 2028	663,021	39,703
IFB Ser. 03-122, Class SJ, IO, 3.063s, 2028	701,050	42,610
IFB Ser. 04-64, Class SW, IO, 3.013s, 2034	1,131,173	68,210
IFB Ser. 04-65, Class ST, IO, 3.013s, 2034	572,060	34,495
IFB Ser. 04-51, Class S0, IO, 3.013s, 2034	98,090	5,483
IFB Ser. 04-60, Class SW, IO, 3.013s, 2034	885,166	77,187
IFB Ser. 05-65, Class KI, IO, 2.963s, 2035	797,440	49,181
IFB Ser. 05-42, Class PQ, IO, 2.763s, 2035	171,165	12,576
IFB Ser. 05-42, Class SA, IO, 2.763s, 2035	750,401	49,178
IFB Ser. 05-95, Class CI, IO, 2.73s, 2035	378,000	24,772
IFB Ser. 05-73, Class SI, IO, 2.713s, 2035	173,590	11,094
IFB Ser. 05-29, Class SD, IO, 2.713s, 2035	445,649	29,542
IFB Ser. 05-17, Class ES, IO, 2.713s, 2035	340,993	27,649
IFB Ser. 05-17, Class SY, IO, 2.713s, 2035	159,696	12,722
IFB Ser. 05-62, Class FS, IO, 2.713s, 2034	426,798	28,148
IFB Ser. 05-82, Class SW, IO, 2.693s, 2035	730,544	38,924
IFB Ser. 05-82, Class SY, IO, 2.693s, 2035	929,111	49,504
IFB Ser. 05-45, Class EW, IO, 2.683s, 2035	569,170	30,880
IFB Ser. 05-45, Class SR, IO, 2.683s, 2035	1,311,177	70,136
IFB Ser. 05-47, Class SW, IO, 2.683s, 2035	972,285	51,653
IFB Ser. 05-84, Class SG, IO, 2.663s, 2035	670,962	47,276
IFB Ser. 05-87, Class SG, IO, 2.663s, 2035	890,827	51,640
IFB Ser. 05-89, Class S, IO, 2.663s, 2035	1,323,085	70,289
IFB Ser. 05-54, Class SA, IO, 2.663s, 2035	895,263	46,464
IFB Ser. 05-23, Class SG, IO, 2.663s, 2035	549,549	38,812
IFB Ser. 05-29, Class SX, IO, 2.663s, 2035	680,083	45,121
IFB Ser. 05-29, Class SY, IO, 2.663s, 2035	1,659,742	118,206
IFB Ser. 05-57, Class CI, IO, 2.663s, 2035	507,134	31,934
IFB Ser. 05-17, Class SA, IO, 2.663s, 2035	503,519	35,975
IFB Ser. 05-17, Class SE, IO, 2.663s, 2035	537,452	37,460
IFB Ser. 05-57, Class DI, IO, 2.663s, 2035	1,159,223	74,741
IFB Ser. 04-92, Class S, IO, 2.663s, 2034	538,397	33,973
IFB Ser. 05-83, Class QI, IO, 2.653s, 2035	99,656	7,773
IFB Ser. 05-92, Class SC, IO, 2.643s, 2035	902,744	56,277
IFB Ser. 05-73, Class SD, IO, 2.643s, 2035	428,305	28,375
IFB Ser. 05-83, Class SL, IO, 2.633s, 2035	1,870,770	105,235
IFB Ser. 04-38, Class SI, IO, 2.533s, 2033	894,929	46,894
IFB Ser. 04-72, Class BS, IO, 2.463s, 2034	248,784	11,195
IFB Ser. 04-72, Class SB, IO, 2.463s, 2034	423,554	19,187
IFB Ser. 03-124, Class ST, IO, 2.463s, 2034	275,575	12,649
IFB Ser. 05-67, Class BS, IO, 2.113s, 2035	478,376	19,135
IFB Ser. 05-74, Class SE, IO, 2.063s, 2035	1,551,466	57,040
IFB Ser. 05-82, Class SI, IO, 2.063s, 2035	1,559,417	59,940
IFB Ser. 05-87, Class SE, IO, 2.013s, 2035	3,580,756	141,082
IFB Ser. 05-58, Class IK, IO, 1.963s, 2035	347,201	16,546
Ser. 02-T4, Class A4, 9 1/2s, 2041	592,004	631,577
Ser. 00-42, Class B2, 8s, 2030	8,574	9,217

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 00-17, Class PA, 8s, 2030	$42,645	$45,819
Ser. 00-18, Class PA, 8s, 2030	40,057	43,037
Ser. 00-19, Class PA, 8s, 2030	41,670	44,772
Ser. 00-20, Class PA, 8s, 2030	23,426	25,200
Ser. 00-21, Class PA, 8s, 2030	69,845	75,085
Ser. 00-22, Class PA, 8s, 2030	51,410	55,236
Ser. 97-37, Class PB, 8s, 2027	118,438	127,943
Ser. 97-13, Class TA, 8s, 2027	17,298	18,689
Ser. 97-21, Class PA, 8s, 2027	71,315	76,965
Ser. 97-22, Class PA, 8s, 2027	134,454	145,212
Ser. 97-16, Class PE, 8s, 2027	46,698	50,424
Ser. 97-25, Class PB, 8s, 2027	44,752	48,309
Ser. 95-12, Class PD, 8s, 2025	28,214	30,429
Ser. 95-5, Class A, 8s, 2025	33,091	35,756
Ser. 95-5, Class TA, 8s, 2025	8,160	8,838
Ser. 95-6, Class A, 8s, 2025	21,712	23,457
Ser. 95-7, Class A, 8s, 2025	28,493	30,804
Ser. 94-106, Class PA, 8s, 2024	43,643	47,188
Ser. 94-95, Class A, 8s, 2024	66,445	71,883
Ser. 04-W2, Class 5A, 7 1/2s, 2044	690,759	728,249
Ser. 03-W4, Class 4A, 7 1/2s, 2042	210,484	220,848
Ser. 02-W1, Class 2A, 7 1/2s, 2042	350,640	366,718
Ser. 01-T10, Class A2, 7 1/2s, 2041	216,796	227,210
Ser. 02-T4, Class A3, 7 1/2s, 2041	199,852	209,501
Ser. 02-T6, Class A2, 7 1/2s, 2041	79,814	83,578
Ser. 01-T12, Class A2, 7 1/2s, 2041	233,186	244,477
Ser. 01-T7, Class A1, 7 1/2s, 2041	677,938	709,014
Ser. 99-T2, Class A1, 7 1/2s, 2039	413,582	434,955
Ser. 00-T6, Class A1, 7 1/2s, 2030	187,665	196,828
Ser. 02-W3, Class A5, 7 1/2s, 2028	38,894	40,830
Ser. 254, Class 2, IO, 7 1/2s, 2024	58,511	14,902
Ser. 02-26, Class A1, 7s, 2048	144,067	149,484
Ser. 03-W8, Class 2A, 7s, 2042	582,547	605,457
Ser. 02-T16, Class A2, 7s, 2042	884,071	918,065
Ser. 02-14, Class A1, 7s, 2042	268,512	278,459
Ser. 05-45, Class OX, IO, 7s, 2035	82,231	16,317
Ser. 03-14, Class AI, IO, 7s, 2033	87,283	18,059
Ser. 04-23, IO, 5 1/2s, 2034	881,409	195,419
Ser. 350, Class 2, IO, 5 1/2s, 2034	878,883	211,859
Ser. 338, Class 2, IO, 5 1/2s, 2033	1,827,615	444,272
Ser. 333, Class 2, IO, 5 1/2s, 2033	1,258,687	306,497
Ser. 329, Class 2, IO, 5 1/2s, 2033	575,203	138,250
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	252,673	28,742
Ser. 03-14, Class XI, IO, 5 1/4s, 2033	245,906	38,354
Ser. 05-106, Class US, 5s, 2035	352,000	367,840
Ser. 05-104, Class SD, 5s, 2035	112,000	115,290
Ser. 05-99, Class SA, 5s, 2035	170,000	175,552
Ser. 05-110, Class PX, 5s, 2035	100,000	102,313
Ser. 03-14, Class TI, IO, 5s, 2033	229,948	33,203

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

	Principal amount	Value

Fannie Mae
Ser. 03-W10, Class 1, IO, 1.969s, 2043	$1,744,257	$75,221
Ser. 03-W8, Class 12, IO, 1.639s, 2042	3,693,833	142,995
Ser. 03-W6, Class 11, IO, 1.286s, 2042	1,060,231	3,890
Ser. 03-W17, Class 12, IO, 1.155s, 2033	1,708,571	51,269
Ser. 02-T18, IO, 0.521s, 2042	10,026,967	120,755
Ser. 02-T4, IO, 0.453s, 2041	598,241	5,504
Ser. 02-26, IO, 0.243s, 2048	25,865,542	138,877
Ser. 03-W6, Class 21, IO, 0.004s, 2042	1,021,735	12
Ser. 361, Class 1, Principal only (PO), zero %, 2035	865,188	664,624
Ser. 352, Class 1, PO, zero %, 2034	196,322	144,810
Ser. 353, Class 1, PO, zero %, 2034	1,164,335	828,600
Ser. 342, Class 1, PO, zero %, 2033	200,000	154,000
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	711,248	750,388
Ser. T-42, Class A5, 7 1/2s, 2042	69,035	72,448
Ser. T-41, Class 3A, 7 1/2s, 2032	415,283	435,104
Ser. T-60, Class 1A2, 7s, 2044	728,686	757,690
Ser. T-41, Class 2A, 7s, 2032	54,934	56,872
FFCA Secured Lending Corp. Ser. 99-1A, Class C1,
7.59s, 2025	225,000	157,500
First Union-Lehman Brothers Commercial Mortgage
Trust II Ser. 97-C2, Class F, 7 1/2s, 2029	209,000	235,149
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035	285,000	310,212
Freddie Mac
FRB Ser. 3003, Class XF, zero %, 2035	291,416	307,444
FRB Ser. 2958, Class FB, zero %, 2035	642,868	642,988
FRB Ser. 3024, Class CF, zero %, 2034	358,671	365,098
FRB Ser. 3046, Class UF, zero %, 2033	120,000	121,425
IFB Ser. 2763, Class SC, 12.72s, 2032	362,148	387,220
IFB Ser. 3028, Class SM, 10.193s, 2035	265,245	276,595
IFB Ser. 2990, Class SL, 9.937s, 2034	215,300	222,678
IFB Ser. 2976, Class LC, 9.863s, 2035	103,627	106,911
IFB Ser. 2976, Class KL, 9.827s, 2035	245,738	252,575
IFB Ser. 2990, Class DP, 9.717s, 2034	212,765	216,982
IFB Ser. 2990, Class LB, 6.799s, 2034	254,805	238,592
IFB Ser. 3031, Class BS, 6.8s, 2035	290,482	274,221
IFB Ser. 2990, Class WP, 6.785s, 2035	169,041	164,029
IFB Ser. 2927, Class SI, IO, 4.53s, 2035	417,805	52,513
IFB Ser. 2538, Class SH, IO, 3.58s, 2032	76,657	5,277
IFB Ser. 2828, Class GI, IO, 3.53s, 2034	451,053	49,285
IFB Ser. 2802, Class SM, IO, 3.38s, 2032	160,852	11,028
IFB Ser. 2869, Class SH, IO, 3.33s, 2034	245,393	17,697
IFB Ser. 2869, Class JS, IO, 3.28s, 2034	1,162,394	82,163
IFB Ser. 2882, Class SL, IO, 3.23s, 2034	237,289	20,321
IFB Ser. 2682, Class TQ, IO, 3.08s, 2033	213,931	12,836
IFB Ser. 2815, Class PT, IO, 3.08s, 2032	437,576	33,970
IFB Ser. 2828, Class TI, IO, 3.08s, 2030	207,201	15,281

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3045, Class DI, IO, 2.89s, 2035	$324,500	$17,044
IFB Ser. 3033, Class SF, IO, 2.83s, 2035	311,864	18,322
IFB Ser. 2922, Class SE, IO, 2.78s, 2035	718,048	37,482
IFB Ser. 2981, Class AS, IO, 2 3/4s, 2035	625,640	31,657
IFB Ser. 2981, Class BS, IO, 2 3/4s, 2035	332,434	16,933
IFB Ser. 2981, Class CS, IO, 2 3/4s, 2035	422,188	21,658
IFB Ser. 2924, Class SA, IO, 2.73s, 2035	1,021,672	50,471
IFB Ser. 2927, Class ES, IO, 2.73s, 2035	337,332	20,483
IFB Ser. 2950, Class SM, IO, 2.73s, 2016	461,679	31,380
IFB Ser. 3031, Class BI, IO, 2.72s, 2035	200,587	15,144
IFB Ser. 2986, Class WS, IO, 2.68s, 2035	268,661	11,821
IFB Ser. 2962, Class BS, IO, 2.68s, 2035	1,365,630	81,170
IFB Ser. 2990, Class LI, IO, 2.66s, 2034	390,055	26,680
IFB Ser. 2988, Class AS, IO, 2.23s, 2035	139,438	5,141
IFB Ser. 2937, Class SY, IO, 2.13s, 2035	223,818	8,113
IFB Ser. 2957, Class SW, IO, 2.03s, 2035	1,281,824	47,299
Ser. 3067, Class SA, 9.717s, 2035	204,000	205,434
Ser. 2229, Class PD, 7 1/2s, 2030	48,299	51,317
Ser. 2224, Class PD, 7 1/2s, 2030	49,922	53,042
Ser. 2217, Class PD, 7 1/2s, 2030	50,660	53,826
Ser. 2187, Class PH, 7 1/2s, 2029	112,130	119,138
Ser. 1989, Class C, 7 1/2s, 2027	16,585	17,621
Ser. 1990, Class D, 7 1/2s, 2027	45,595	48,445
Ser. 1969, Class PF, 7 1/2s, 2027	39,701	42,182
Ser. 1975, Class E, 7 1/2s, 2027	10,526	11,184
Ser. 1943, Class M, 7 1/2s, 2027	24,007	25,507
Ser. 1932, Class E, 7 1/2s, 2027	34,055	36,183
Ser. 1938, Class E, 7 1/2s, 2027	14,243	15,133
Ser. 1941, Class E, 7 1/2s, 2027	11,343	12,052
Ser. 1924, Class H, 7 1/2s, 2027	37,135	39,455
Ser. 1928, Class D, 7 1/2s, 2027	14,469	15,373
Ser. 1915, Class C, 7 1/2s, 2026	33,478	35,571
Ser. 1923, Class D, 7 1/2s, 2026	39,338	41,797
Ser. 1904, Class D, 7 1/2s, 2026	43,642	46,370
Ser. 1905, Class H, 7 1/2s, 2026	38,111	40,493
Ser. 1890, Class H, 7 1/2s, 2026	36,215	38,479
Ser. 1895, Class C, 7 1/2s, 2026	18,572	19,732
Ser. 2256, Class UA, 7s, 2030	14,271	14,984
Ser. 2208, Class PG, 7s, 2030	127,200	133,560
Ser. 2211, Class PG, 7s, 2030	71,257	74,820
Ser. 2198, Class PH, 7s, 2029	106,049	111,351
Ser. 2054, Class H, 7s, 2028	266,445	279,767
Ser. 2031, Class PG, 7s, 2028	28,658	30,091
Ser. 2020, Class E, 7s, 2028	146,893	154,238
Ser. 1998, Class PL, 7s, 2027	64,040	67,242
Ser. 1999, Class PG, 7s, 2027	103,305	108,470
Ser. 2004, Class BA, 7s, 2027	61,114	64,170
Ser. 2005, Class C, 7s, 2027	47,885	50,279
Ser. 2005, Class CE, 7s, 2027	53,410	56,081

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

	Principal amount	Value

Freddie Mac
Ser. 2006, Class H, 7s, 2027	$152,656	$160,289
Ser. 2006, Class T, 7s, 2027	97,654	102,537
Ser. 1987, Class AP, 7s, 2027	31,591	33,171
Ser. 1987, Class PT, 7s, 2027	51,141	53,698
Ser. 1978, Class PG, 7s, 2027	90,726	95,262
Ser. 1973, Class PJ, 7s, 2027	107,885	113,280
Ser. 1725, Class D, 7s, 2024	21,062	22,116
Ser. 2008, Class G, 7s, 2023	7,767	8,156
Ser. 1750, Class C, 7s, 2023	46,765	49,103
Ser. 1530, Class I, 7s, 2023	49,578	52,057
Ser. 2963, IO, 6s, 2034	628,009	129,919
Ser. 2778, Class TI, IO, 6s, 2033	460,927	76,791
Ser. 226, IO, 5 1/2s, 2034	378,779	93,251
Ser. 2553, Class IJ, IO, 5 1/2s, 2020	37,181	158
Ser. 2962, Class BS, 5s, 2035	204,000	193,451
Ser. 3065, Class DI, 5s, 2035	147,000	10,264
Ser. 3066, Class PS, 5s, 2035	178,000	185,134
Ser. 231, PO, zero %, 2035	7,003,063	5,110,548
Ser. 228, PO, zero %, 2035	2,402,282	1,842,211
GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class F, 7.511s, 2033	41,000	44,229
Government National Mortgage Association
FRB Ser. 05-84, Class SL, 7.6s, 2035	255,000	236,831
IFB Ser. 05-7, Class JM, 8.422s, 2034	280,374	283,564
IFB Ser. 05-68, Class SP, 7.138s, 2035	422,000	385,630
IFB Ser. 04-86, Class SW, IO, 2 3/4s, 2034	545,725	32,366
IFB Ser. 05-65, Class SI, IO, 2.35s, 2035	271,636	12,962
IFB Ser. 05-68, Class SI, IO, 2.3s, 2035	1,698,472	92,477
IFB Ser. 05-51, Class SJ, IO, 2.2s, 2035	514,288	27,154
IFB Ser. 05-68, Class S, IO, 2.2s, 2035	1,021,489	49,932
IFB Ser. 05-28, Class SA, IO, 2.2s, 2035	1,356,559	54,975
IFB Ser. 05-60, Class SJ, IO, 1.78s, 2034	818,763	30,704
IFB Ser. 04-11, Class SA, IO, 1 1/2s, 2034	518,300	16,747
Ser. 05-13, Class PI, IO, 5 1/2s, 2033	330,275	59,152
Ser. 05-13, Class MI, IO, 5 1/2s, 2032	304,962	53,078
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 7.22s, 2015	95,000	95,297
Ser. 98-C1, Class F, 6s, 2030	99,000	99,485
JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 04-FL1A, Class X1A, IO, 1.003s, 2019	3,260,726	14,021
LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	106,562
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 7.696s, 2014	170,000	168,423
FRB Ser. 04-LLFA, Class H, 4.92s, 2017	66,000	66,251
Mach One Commercial Mortgage Trust 144A Ser. 04-1A,
Class H, 6.702s, 2040	156,000	149,103

COLLATERALIZED MORTGAGE OBLIGATIONS (28.7%)* continued

		Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. Ser. 98-C3,
Class E, 6.934s, 2030		$49,000	$52,462
Morgan Stanley Capital I 144A Ser. 04-RR, Class F7,
6s, 2039		360,000	259,884
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.103s, 2030		78,000	81,508
PNC Mortgage Acceptance Corp. 144A
Ser. 00-C1, Class J, 6 5/8s, 2010		100,000	94,748
Ser. 00-C2, Class J, 6.22s, 2033		76,000	76,547
Pure Mortgages 144A FRB Ser. 04-1A, Class F, 7.36s,
2034 (Ireland)		255,000	255,478
Quick Star PLC FRB Class 1-D, 5.48s, 2011
(United Kingdom)	GBP	99,065	174,767
Salomon Brothers Mortgage Securities VII 144A
Ser. 96-C1, Class E, 8.301s, 2028		$90,206	90,368
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D, 5.645s, 2014
(United Kingdom)	GBP	95,000	168,150
FRB Ser. 04-2A, Class D, 3.019s, 2014 (Ireland)	EUR	88,077	105,481
FRB Ser. 04-2A, Class C, 2.619s, 2014 (Ireland)	EUR	104,811	125,522
URSUS EPC 144A FRB Ser. 1-A, Class D,
4.416s, 2012 (Ireland)	GBP	96,572	170,933
Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 7.27s, 2018		$100,000	99,056
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036		87,000	84,322

Total collateralized mortgage obligations (cost $45,251,709)			$43,932,158

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (19.7%)*

		Principal amount	Value

Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, July 1, 2034		4,957	$5,021
5 1/2s, June 1, 2035		188,616	186,428
5 1/2s, April 1, 2020		195,612	197,117
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035		835,030	873,194
7s, February 1, 2016		67,896	70,067
6 1/2s, with due dates from August 1, 2032 to
January 1, 2035		9,882,799	10,153,662
6s, with due dates from August 1, 2034 to March 1, 2035		95,592	96,493
5 1/2s, with due dates from April 1, 2034 to
October 1, 2035		8,482,302	8,378,283
5 1/2s, with due dates from July 1, 2009 to May 1, 2018		99,771	100,532
5 1/2s, TBA, November 1, 2035		6,500,000	6,411,143
5s, September 1, 2035		2,981	2,870

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (19.7%)* continued

	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates
5s, with due dates from April 1, 2019 to May 1, 2020	$650,296	$641,930
5s, TBA, November 1, 2035	800,000	769,750
4 1/2s, August 1, 2020	45,971	44,464
4 1/2s, TBA, November 1, 2020	1,500,000	1,450,430
4s, with due dates from May 1, 2019 to September 1, 2020	886,327	840,635

Total U.S. government agency mortgage obligations (cost $30,662,682)		$30,222,019

U.S. TREASURY OBLIGATIONS (0.5%)* (cost $758,235)

	Principal amount	Value

U.S. Treasury Bonds 6 1/4s, May 15, 2030	$646,000	$780,449

ASSET-BACKED SECURITIES (15.2%)*

	Principal amount	Value

ABSC NIMS Trust 144A Ser. 03-HE5, Class A, 7s, 2033	$6,258	$6,258
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034	8,547	8,547
Ser. 04-2N, Class N1, 4 1/2s, 2034	13,974	13,946
Ser. 04-4N, Class Note, 5s, 2034	43,114	42,898
Ameriquest Finance NIM Trust 144A
Ser. 04-RN9, Class N1, 4.8s, 2034 (Cayman Islands)	43,923	43,923
Ser. 04-RN9, Class N2, 10s, 2034 (Cayman Islands)	102,000	91,800
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034 (Cayman Islands)	50,440	50,346
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	16,991	16,994
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 05-HE1, Class A3, 4.328s, 2035	91,406	91,492
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.684s, 2034	1,271,926	8,744
Ser. 05-E, Class 2, IO, 0.306s, 2035	2,681,000	20,108
Bank One Issuance Trust FRB Ser. 03-C4, Class C4,
5s, 2011	80,000	81,509
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	82,000	80,898
Bayview Financial Asset Trust 144A Ser. 03-X, Class A, IO,
0.61s, 2006	3,499,621	60,574
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.956s, 2034	96,703	96,654
Ser. 04-12, Class 2A2, 5.044s, 2035	153,598	153,565
Bear Stearns Asset Backed Securities NIM
Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)	24,787	24,756
Ser. 04-HE10, Class A1, 4 1/4s, 2034 (Cayman Islands)	89,068	88,609
Ser. 04-HE10, Class A2, 5s, 2034 (Cayman Islands)	50,000	49,875
Ser. 04-HE6, Class A1, 5 1/4s, 2034 (Cayman Islands)	33,597	33,576
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	21,178	21,165
Ser. 04-HE8N, Class A1, 5s, 2034	19,182	19,158

ASSET-BACKED SECURITIES (15.2%)* continued

		Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
Ser. 04-FR3, Class M6, 7.288s, 2034		$81,000	$82,418
Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030		40,067	27,902
Ser. 00-A, Class A4, 8.29s, 2030		143,511	103,149
Ser. 99-B, Class A3, 7.18s, 2015		288,269	185,393
Ser. 99-B, Class A4, 7.3s, 2016		180,556	127,856
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 6.72s, 2010		250,000	260,781
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011		30,889	30,454
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.32s, 2011 (Cayman Islands)		161,769	163,481
FRB Ser. 04-AA, Class B4, 9.47s, 2011 (Cayman Islands)		258,718	266,224
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.05s, 2010		170,000	173,280
Chase Funding Net Interest Margin 144A Ser. 04-OPT1,
Class Note, 4.458s, 2034		43,104	42,889
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)		20,968	20,967
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)		35,000	34,800
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)		25,000	21,500
Chester Asset Receivables Dealings PLC FRB
Ser. 02-B, Class C, 3.336s, 2009 (United Kingdom)	EUR	240,000	291,161
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A4, 8.48s, 2030		$202,103	201,028
Ser. 00-4, Class A4, 7.73s, 2031		281,320	266,242
Ser. 00-4, Class A5, 7.97s, 2032		56,000	46,304
Ser. 00-4, Class A6, 8.31s, 2032		781,000	661,038
Ser. 01-1, Class A5, 6.99s, 2032		449,000	412,761
Ser. 01-4, Class A4, 7.36s, 2033		325,000	321,294
Ser. 02-2, Class A, IO, 8 1/2s, 2033		412,540	101,729
Countrywide Alternative Loan Trust
Ser. 05-24, Class 1AX, IO, 1.251s, 2035		3,757,401	102,201
Ser. 05-24, Class IIAX, IO, 1.312s, 2035		1,879,228	68,028
Countrywide Asset Backed Certificates 144A
Ser. 04-1NIM, Class Note, 6s, 2034		44,507	43,769
Ser. 04-6N, Class N1, 6 1/4s, 2035		153,051	152,745
Ser. 04-BC1N, Class Note, 5 1/2s, 2035		22,827	22,741
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.235s, 2035		2,286,666	51,450
Ser. 05-9, Class 1X, IO, 1.332s, 2035		1,982,813	50,810
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034		73,028	72,754
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class E, 7.67s, 2039		420,000	427,547
First Consumers Master Trust FRB Ser. 01-A, Class A,
4.28s, 2008		37,918	37,729

ASSET-BACKED SECURITIES (15.2%)* continued

		Principal amount	Value

First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034 (Cayman Islands)		$27,333	$27,296
Ser. 04-FF7A, Class A, 5s, 2034		21,025	21,025
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034		36,374	36,193
Ser. 04-3, Class B, 7 1/2s, 2034		38,433	37,780
Ser. 04-A, Class Note, 4 3/4s, 2034		674	672
Ser. 04-B, Class Note, 4.703s, 2034		546	547
GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 4.45s, 2010		145,430	145,667
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.474s, 2042 (United Kingdom)		100,000	100,930
FRB Ser. 02-2, Class 1C, 4.87s, 2043 (United Kingdom)		70,000	70,891
FRB Ser. 03-2, Class 2C1, 5.2s, 2043 (United Kingdom)	EUR	455,000	587,520
FRB Ser. 03-2, Class 3C, 6.19s, 2043 (United Kingdom)	GBP	340,000	622,622
Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019		$87,227	65,536
Ser. 94-6, Class B2, 9s, 2020		199,922	168,780
Ser. 95-4, Class B1, 7.3s, 2025		84,541	83,326
Ser. 99-1, Class A5, 6.11s, 2023		177,000	178,696
Ser. 99-3, Class A6, 6 1/2s, 2031		89,000	89,447
Ser. 99-3, Class A7, 6.74s, 2031		280,000	266,433
Ser. 99-5, Class A5, 7.86s, 2030		1,275,000	1,120,658
Greenpoint Manufactured Housing Ser. 00-3, Class IA,
8.45s, 2031		659,849	625,749
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.802s, 2045		1,542,747	41,702
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011		317,530	314,640
GSAMP Trust 144A
Ser. 04-FM1N, Class Note, 5 1/4s, 2033		1,794	1,791
Ser. 04-HE1N, Class N1, 5s, 2034		19,498	19,490
Ser. 04-NIM1, Class N1, 5 1/2s, 2034		97,432	97,393
Ser. 04-SE2N, Class Note, 5 1/2s, 2034		4,346	4,341
Guggenheim Structured Real Estate Funding, Ltd. FRB
Ser. 05-1A, Class E, 5.838s, 2030 (Cayman Islands)		250,000	248,875
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 4.233s, 2036 (Cayman Islands)		274,659	268,479
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.45s, 2040 (United Kingdom)		50,000	50,266
FRB Ser. 8, Class 2C, 4.87s, 2040 (United Kingdom)		57,000	57,214
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033		7,930	7,930
Ser. 04-3N, Class A, 5s, 2034		12,040	11,965
Ser. 04-4N, Class A, 5s, 2034		28,546	28,332
Ser. 04-5N, Class A, 5 1/4s, 2034		134,951	134,107
Ser. 05-6N, Class A, 5 1/4s, 2035		82,766	82,352
LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL, 6.781s,
2037 (Cayman Islands)		300,000	300,000

ASSET-BACKED SECURITIES (15.2%)* continued

		Principal amount	Value

Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-2, Class N1, 4.94s, 2034		$5,025	$5,025
Ser. 04-5, Class Note, 5s, 2034		36,625	36,625
Lothian Mortgages PLC 144A FRB Ser. 3A,
Class D, 5.08s, 2039 (United Kingdom)	GBP	200,000	354,000
Marriott Vacation Club Owner Trust 144A Ser. 04-1A,
Class C, 5.265s, 2026		$30,355	30,110
Master Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034		313,040	7,239
Ser. 05-2, Class 7AX, IO, 0.168s, 2035		817,061	2,553
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N1, 4.946s, 2034		17,417	17,417
Ser. 04-CI5, Class N2, 9s, 2034		82,000	82,041
Ser. 04-HE1A, Class Note, 5.191s, 2034		22,376	22,373
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 5.15s, 2010		170,000	173,958
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034		990	987
Ser. 04-WMC3, Class B3, 5s, 2035		66,000	63,092
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035 (Cayman Islands)		10,531	10,535
Ser. 04-HE1N, Class N1, 5s, 2006		17,427	17,368
Ser. 04-WM3N, Class N1, 4 1/2s, 2005		19,469	19,402
Metris Master Trust 144A FRB Ser. 01-2, Class C,
5.9s, 2009		170,000	170,370
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010		226,634	225,773
Morgan Stanley ABS Capital I FRB Ser. 04-HE8,
Class B3, 7.238s, 2034		50,000	51,132
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011		34,000	33,904
Ser. 04-HB2, Class E, 5s, 2012		86,000	83,835
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 6.488s, 2031		19,640	19,640
FRB Ser. 01-NC4, Class B1, 6.538s, 2032		25,030	25,064
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.465s, 2035		734,042	735,361
Neon Capital, Ltd. 144A limited recourse sec.
notes Ser. 96, 1.458s, 2013 (Cayman Islands) (F) (g)		286,896	59,533
New Century Mortgage Corp. NIM Trust 144A Ser. 03-B,
Class Note, 6 1/2s, 2033		476	476
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.365s, 2034		62,010	66,273
Novastar NIM Trust 144A Ser. 04-N2, Class Note,
4.458s, 2034		14,532	14,513
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A2, 7.765s, 2017		49,336	40,702
Ser. 00-D, Class A4, 7.4s, 2030		309,000	212,254
Ser. 01-C, Class A2, 5.92s, 2017		123,087	69,210
Ser. 01-D, Class A4, 6.93s, 2031		217,687	163,703

ASSET-BACKED SECURITIES (15.2%)* continued

		Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 01-E, Class A2, 5.05s, 2019		$375,794	$289,086
Ser. 02-A, Class A2, 5.01s, 2020		237,835	189,392
Ser. 02-B, Class A4, 7.09s, 2032		102,000	90,913
Ser. 02-C, Class A1, 5.41s, 2032		408,081	352,908
Ser. 99-D, Class A1, 7.84s, 2029		293,677	263,914
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		92,095	83,791
Ocean Star PLC 144A
FRB Ser. 04-A, Class E, 10.28s, 2018 (Ireland)		50,000	52,950
FRB Ser. 05-A, Class E, 8.896s, 2012 (Ireland)		53,000	53,000
Park Place Securities NIM Trust 144A
Ser. 04-MCWN1, Class A, 4.458s, 2034		20,201	20,185
Ser. 04-WCW2, Class D, 7.387s, 2034 (Cayman Islands)		82,000	82,312
People's Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034		60,064	60,199
Permanent Financing PLC
FRB Ser. 3, Class 3C, 4.984s, 2042 (United Kingdom)		120,000	121,930
FRB Ser. 4, Class 3C, 4.634s, 2042 (United Kingdom)		177,000	178,292
FRB Ser. 5, Class 2C, 4.484s, 2042 (United Kingdom)		49,000	49,214
FRB Ser. 6, Class 3C, 5.273s, 2042 (United Kingdom)	GBP	204,000	361,080
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 4.87s, 2011 (United Kingdom)		$120,000	121,397
FRB Ser. 04-2A, Class C, 4 3/4s, 2011 (United Kingdom)		100,000	100,767
Providian Gateway Master Trust 144A
FRB Ser. 04-BA, Class D, 5.37s, 2010		170,000	170,889
FRB Ser. 04-EA, Class D, 4.9s, 2011		152,000	153,283
Residential Accredit Loans, Inc. Ser. 04-QA6,
Class NB1, 4.967s, 2034		349,534	349,117
Residential Asset Securities Corp. 144A Ser. 04-N10B,
Class A1, 5s, 2034		65,123	64,869
Residential Mortgage Securities 144A FRB Ser. 20A,
Class B1A, 5.322s, 2038 (United Kingdom)		50,000	87,951
SAIL Net Interest Margin Notes 144A
Ser. 03-12A, Class A, 7.35s, 2033 (Cayman Islands)		5,018	5,018
Ser. 03-13A, Class A, 6 3/4s, 2033 (Cayman Islands)		2,530	2,530
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands)		7,821	7,136
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)		14,356	11,628
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)		4,723	3,070
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)		8,521	4,925
Ser. 03-BC2A, Class A, 7 3/4s, 2033 (Cayman Islands)		23,132	12,722
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)		68,329	68,179
Ser. 04-2A, Class A, 5 1/2s, 2034 (Cayman Islands)		21,690	20,605
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)		46,247	46,247
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands)		50,000	44,000
Ser. 04-7A, Class A, 4 3/4s, 2034 (Cayman Islands)		29,577	29,577
Ser. 04-7A, Class B, 6 3/4s, 2034 (Cayman Islands)		39,507	33,186
Ser. 04-8A, Class B, 6 3/4s, 2034 (Cayman Islands)		37,075	36,230
Ser. 04-AA, Class A, 4 1/2s, 2034 (Cayman Islands)		59,669	59,547
Ser. 04-BNCA, Class A, 5s, 2034 (Cayman Islands)		15,903	15,903

ASSET-BACKED SECURITIES (15.2%)* continued

	Principal amount	Value

Sasco Net Interest Margin Trust 144A Ser. 05-WF1A,
Class A, 4 3/4s, 2035	$97,631	$97,241
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA, 4.45s, 2033	5,424	5,424
Ser. 04-4N, Class Note, 6.65s, 2034	8,118	8,118
Ser. 04-HE2N, Class NA, 5.43s, 2034	14,342	14,306
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-10, Class 1A1, 4.916s, 2034	56,795	56,699
Ser. 04-16, Class 1A2, 5.004s, 2034	75,360	75,419
Ser. 04-19, Class 2A1X, IO, 0.515s, 2035	2,510,539	43,432
Ser. 04-20, Class 1A2, 5.077s, 2035	479,619	479,993
Ser. 05-1, Class 1A1, 5.143s, 2035	805,072	804,283
Ser. 05-9, Class AX, IO, 0.936s, 2035	4,124,318	122,905
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 4.334s, 2015	412,150	406,225
Structured Asset Securities Corp.
IFB Ser. 05-10, Class 3A3, 8.697s, 2034	275,931	263,494
IFB Ser. 05-6, Class 5A8, 5.825s, 2035	341,532	304,999
TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A,
Class III, 7.6s, 2037 (Cayman Islands)	188,000	199,647
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034	30,678	30,678
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	65,466	65,383
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	49,000	47,530
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR12, Class 2A5, 4.321s, 2035	1,716,000	1,660,847
WFS Financial Owner Trust Ser. 04-3, Class D, 4.07s, 2012	54,642	53,869
Whole Auto Loan Trust 144A Ser. 04-1, Class D, 5.6s, 2011	130,908	129,967

Total asset-backed securities (cost $23,720,837)		$23,279,334

CORPORATE BONDS AND NOTES (7.0%)*

	Principal amount	Value

Capital Goods (0.1%)
Waste Management, Inc. company guaranty 6 3/8s, 2012	$185,000	$195,183

Communication Services (0.3%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	100,000	103,176
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	60,000	78,243
AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011	115,000	128,763
Telefonica Europe BV company guaranty 7 3/4s, 2010
(Netherlands)	150,000	165,387
		475,569

Conglomerates (0.1%)
Tyco International Group SA company guaranty 6 3/4s,
2011 (Luxembourg)	75,000	79,763

CORPORATE BONDS AND NOTES (7.0%)* continued

		Principal amount	Value

Consumer Cyclicals (0.3%)
DaimlerChrysler NA Holding Corp. company guaranty
7.2s, 2009		$170,000	$179,416
Ford Motor Credit Corp. notes 7 7/8s, 2010		360,000	346,528
			525,944

Consumer Staples (0.4%)
Comcast Corp. company guaranty 5 1/2s, 2011		150,000	150,148
CVS Corp. 144A pass-through certificates 6.117s, 2013		71,380	73,748
Echostar DBS Corp. sr. notes 5 3/4s, 2008		230,000	224,825
Miller Brewing Co. 144A notes 5 1/2s, 2013		120,000	119,818
News America, Inc. debs. 7 1/4s, 2018		5,000	5,532
			574,071

Financial (1.9%)
AXA Financial, Inc. sr. notes 7 3/4s, 2010		120,000	132,732
Bank of New York Co., Inc. (The) sr. sub. notes FRN
3.4s, 2013		35,000	33,697
Bayerische Landesbank bonds Ser. 5, 5 1/4s,
2009 (Germany)	EUR	1,500,000	1,928,435
Bosphorus Financial Services, Ltd. 144A sec. FRN
5.07s, 2012 (Cayman Islands)		$275,000	270,847
CIT Group, Inc. sr. notes 7 3/4s, 2012		95,000	107,330
Goldman Sachs Group, Inc. (The) notes 4 3/4s, 2013		95,000	91,186
Household Finance Corp. notes 6 3/8s, 2012		125,000	132,430
Nationwide Financial Services, Inc. notes 5 5/8s, 2015		35,000	35,279
Principal Life Global Funding I 144A sec. notes 5 1/4s, 2013		115,000	115,618
			2,847,554

Government (3.0%)
European Investment Bank supranational bank
bonds 3 1/2s, 2014 (Luxembourg)	CHF	700,000	598,970
Norddeutsche Landesbank Girozentrale
bonds Ser. 7, 5 3/4s, 2010 (Germany)	EUR	1,500,000	2,015,561
Oester Postspark Bawag foreign government
guaranty Ser. EMTN, 3 1/4s, 2011 (Austria)	CHF	2,375,000	1,957,701
			4,572,232

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008		$75,000	76,799

Technology (--%)
Motorola, Inc. notes 7 5/8s, 2010		12,000	13,388

Utilities & Power (0.8%)
AEP Texas Central Co. sr. notes Ser. D, 5 1/2s, 2013		40,000	40,237
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013		310,000	308,413
National Fuel Gas Co. notes 5 1/4s, 2013		40,000	39,551

CORPORATE BONDS AND NOTES (7.0%)* continued

				Principal amount	Value

Utilities & Power continued
PP&L Capital Funding, Inc. company guaranty Ser. D,
8 3/8s, 2007				$50,000	$52,583
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009				150,000	158,616
Veolia Environnement sr. unsub. notes Ser. EMTN,
5 3/8s, 2018 (France)			EUR	505,000	676,559
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †				$31,034	2,588
					1,278,547

Total corporate bonds and notes (cost $9,517,440)					$10,639,050

PURCHASED OPTIONS (--%)*

				Expiration date/

	Contract amount			strike price	Value

Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.67%
versus the six month GBP LIBOR
maturing on January 26, 2008	GBP	5,732,000		Jan 06 / $4.67	$24,974
Option on an interest rate swap with
JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.67%
versus the six month GBP LIBOR
maturing on January 26, 2008	GBP	5,732,000		Jan 06 / $4.67	24,974

Total purchased options (cost $50,666)					$49,948

SHORT-TERM INVESTMENTS (0.7%)*

				Principal amount/shares	Value

Putnam Prime Money Market Fund (e)				616,035	$616,035
U.S. Treasury Bills 3.10%, 11/3/05 #				$500,000	499,910

Total short-term investments (cost $1,115,945)					$1,115,945

TOTAL INVESTMENTS
Total investments (cost $163,620,323)					$164,683,250

* Percentages indicated are based on net assets of $153,040,250.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2005.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd. At October 31, 2005, liquid assets totaling $60,169,093 have been designated as collateral for open forward commitments, open swap contracts and forward contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at October 31, 2005.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2005.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at October 31, 2005: (as a percentage of Portfolio Value)

Austria	4.9%
Canada	4.4
Cayman Islands	1.8
Denmark	1.1
France	4.9
Germany	8.0
Ireland	1.9
Italy	0.9
Japan	3.4
Netherlands	3.7
Spain	2.4
United Kingdom	4.5
United States	57.4
Other	0.7

Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/05 (aggregate face value $53,525,463)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$1,806,653	$1,845,064	1/18/06	$(38,411)
British Pound	4,835,967	4,950,859	12/21/05	(114,892)
Canadian Dollar	775,083	778,467	1/18/06	(3,384)
Euro	11,910,081	12,470,892	12/21/05	(560,811)
Japanese Yen	24,270,697	25,421,177	11/16/05	(1,150,480)
Korean Won	1,841,797	1,888,205	11/16/05	(46,408)
Norwegian Krone	2,404,951	2,478,178	12/21/05	(73,227)
Polish Zloty	421,942	441,833	12/21/05	(19,891)
Singapore Dollar	4,958	4,958	11/16/05	--
South African Rand	400,471	410,292	1/18/06	(9,821)
Swedish Krona	842,818	855,663	12/21/05	(12,845)
Swiss Franc	1,980,900	1,979,875	12/21/05	1,025

Total				$(2,029,145)

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/05 (aggregate face value $29,213,965)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$2,270,902	$2,290,641	1/18/06	$19,739
British Pound	829,736	830,174	12/21/05	438
Canadian Dollar	5,460,915	5,461,979	1/18/06	1,064
Danish Krone	721,841	751,156	12/21/05	29,315
Euro	6,020,512	6,058,209	12/21/05	37,697
Japanese Yen	2,921,232	3,010,392	11/16/05	89,160
Norwegian Krone	1,129,261	1,140,451	12/21/05	11,190
Singapore Dollar	4,958	4,997	11/16/05	39
Swedish Krona	2,496,319	2,571,650	12/21/05	75,331
Swiss Franc	6,786,356	7,094,316	12/21/05	307,960

Total				$571,933

FUTURES CONTRACTS OUTSTANDING at 10/31/05

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	15	$3,569,063	Jun-06	$(24,627)
Euro 90 day (Long)	15	3,568,313	Sep-06	(16,189)
Euro 90 day (Short)	43	10,268,400	Dec-05	59,884
Euro 90 day (Short)	11	2,619,788	Mar-06	16,489
Euro-Bobl 5 yr (Long)	80	10,800,440	Dec-05	(203,348)
Euro-Bund 10 yr (Short)	33	4,759,097	Dec-05	110,952
Japanese Government Bond 10 yr - TSE (Long)	14	16,491,107	Dec-05	(109,076)
U.K. Gilt 10 yr (Long)	3	596,260	Dec-05	1,480
U.S. Treasury Bond 20 yr (Long)	3	335,906	Dec-05	(16,943)
U.S. Treasury Note 2 yr (Short)	23	4,719,672	Dec-05	26,884
U.S. Treasury Note 5 yr (Short)	300	31,767,188	Dec-05	283,641
U.S. Treasury Note 10 yr (Short)	64	6,941,000	Dec-05	70,552

Total				$199,699

WRITTEN OPTIONS OUTSTANDING at 10/31/05 (premiums received $276,140)

		Contract	Expiration date/
		amount	strike price	Value
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.55% versus the three month LIBOR maturing
on July 5, 2017.		3,570,000	Jul 07 / $4.55	$ 58,771
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.55% versus the three month LIBOR maturing
on July 5, 2017.		3,570,000	Jul 07 / $4.55	224,832

Total				$283,603

TBA SALE COMMITMENTS OUTSTANDING at 10/31/05 (proceeds receivable $14,328,343)

		Principal	Settlement
Agency		amount	date	Value

FNMA, 5 1/2s, November 1, 2035		$13,700,000	11/14/05	$13,512,696
FNMA, 4 1/2s, November 1, 2020		800,000	11/17/05	773,562

Total				$14,286,258

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/05

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Bank of America, N.A. dated
August 30, 2005 to receive semi-annually the
notional amount multiplied by 4.53% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.		$3,200,000	9/1/15	$128,704
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.		4,100,000	3/30/09	232,193
Agreement with Citibank N.A. dated July 12,
2005 to pay annually the notional amount
multiplied by 2.7515% and receive semi-annually
the notional amount multiplied by the six
month EURIBOR-T248.	EUR	2,700,000	7/14/10	40,179
Agreement with Citibank, N.A. dated July 12,
2005 to receive annually the notional amount
multiplied by 3.4% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOK	21,600,000	7/14/10	(66,973)
Agreement with Citibank, N.A. dated July 20,
2005 to pay annually the notional amount
multiplied by 2.825% and receive semi-annually
the notional amount multiplied by the six
month EURIBOR-T248.	EUR	1,100,000	7/22/10	13,098
Agreement with Citibank, N.A. dated July 20,
2005 to receive annually the notional amount
multiplied by 3.52% and pay semi-annually the
notional amount multiplied by the six month
NOKDOM-NIBR.	NOK	8,600,000	7/22/10	(20,372)
Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied
by 4.945% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.		$932,200	7/9/14	(6,124)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.		$736,600	7/9/06	$(3,336)
Agreement with JPMorgan Chase Bank, N.A.
dated July 29, 2005 to pay semi-annually the
notional amount multiplied by 4.6757% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.		487,000	8/2/15	(14,117)
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to pay semi-annually the
notional amount multiplied by 4.062% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.		8,000,000	5/10/07	(2,482)
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to pay semi-annually the
notional amount multiplied by 5.062% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR.		2,000,000	5/10/35	34,635
Agreement with JPMorgan Chase Bank, N.A.
dated May 6, 2005 to receive semi-annually the
notional amount multiplied by 4.687% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.		4,000,000	5/10/15	(57,118)
Agreement with Lehman Brothers Special
Financing, Inc. dated October 19, 2005 to pay
semi-annually the notional amount multiplied
by 1.61% and receive semi-annually the
notional amount multiplied by the six month
JPY-LIBOR-BBA.	JPY	1,000,000,000	10/21/15	8,139
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to
pay semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 0.2725%.	JPY	3,900,000,000	9/26/07	(36,305)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 21, 2005 to
receive semi-annually the notional amount
multiplied by the six month JPY-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 1.05625%.	JPY	900,000,000	9/26/12	95,453

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
pay annually the notional amount multiplied by
3.2385% and receive semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	6,000,000	9/30/15	$141,864
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 2.47% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	11,000,000	9/28/07	(61,991)
Agreement with Lehman Brothers Special
Financing, Inc. dated September 28, 2005 to
receive annually the notional amount multiplied
by 3.734% and pay semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	2,100,000	9/30/35	(77,184)
Agreement with Merrill Lynch Capital
Services Inc. dated July 22, 2005 to receive
annually the notional amount multiplied by
3.54% and pay semi-annually the notional
amount multiplied by the six month NIBOR.	NOK	21,500,000	7/26/10	(51,816)
Agreement with Merrill Lynch Capital
Services, Inc. dated February 16, 2005 to
receive semi-annually the notional amount
multiplied by the six month EURIBOR and
pay annually the notional amount multiplied
by 2.5645%.	EUR	11,300,000	2/19/07	(174,957)
Agreement with Merrill Lynch Capital
Services, Inc. dated July 22, 2005 to pay
annually the notional amount multiplied by
2.801% and receive semi-annually the notional
amount multiplied by the six month EURIBOR.	EUR	2,600,000	7/26/10	33,205
Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to pay
annually the notional amount multiplied by
3.2685% and receive semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	3,400,000	10/7/07	72,342

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to
receive annually the notional amount multiplied
by 2.526% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	6,400,000	10/7/07	$(29,468)
Agreement with Merrill Lynch Capital
Services, Inc. dated October 5, 2005 to
receive annually the notional amount multiplied
by 3.736% and pay semi-annually the notional
amount multiplied by the six month
EUR-EURIBOR-Telerate.	EUR	1,200,000	10/7/07	(44,272)

Total				$153,297

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/05

				Unrealized
		Notional	Termination	appreciation/
		amount	date	(depreciation)

Agreement with Citibank, N.A. dated July 7, 2005 to
receive at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual
of 50 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor.	$1,300,000	1/1/06	$1,395
Agreement with Citibank, NA. dated September 8, 2005
to receive at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of
27 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor.	3,832,000	4/1/06	4,302

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Citigroup Financial Products, Inc. dated
April 22, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 40 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	$1,975,000	11/1/05	$6,248
Agreement with Citigroup Financial Products, Inc. dated
May 5, 2005 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified duration
factor and an accrual of 35 basis points plus the beginning
of the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
and pay at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.	632,000	11/1/05	1,541
Agreement with Deutsche Bank AG dated May 3, 2005
to pay at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of
35 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor.	987,500	11/1/05	(2,382)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated August 3, 2005
to pay at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of
15 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and receive at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor.	$1,300,000	1/1/06	$2,384
Agreement with Deutsche Bank AG dated September 8,
2005 to receive at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an accrual of
25 basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor.	1,088,000	3/1/06	1,206
Agreement with Goldman Sachs Capital Markets, L.P.
dated July 7, 2005 to pay monthly the notional amount
multiplied by the spread depreciation of the Lehman
Brothers 8.5+ AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor
and receive monthly the notional amount multiplied by
the appreciation of the Lehman Brothers 8.5+ AAA
Commercial Mortgage Backed Securities Index plus
27.2 basis points.	1,450,000	12/1/05	2,219
Agreement with Goldman Sachs Capital Markets, L.P.
dated August 3, 2005 to pay at maturity the notional
amount multiplied by the nominal spread appreciation
of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor and an accrual of 20 basis points plus the
beginning of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and receive at maturity the notional
amount multiplied by the nominal spread depreciation
of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.	1,450,000	12/1/05	(2,494)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/05 continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P.
dated September 8, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor and an accrual of 30 basis
points plus the beginning of the period nominal spread
of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index and pay at maturity the notional
amount multiplied by the nominal spread depreciation
of the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.	$9,353,000	4/1/06	$15,956
Agreement with Lehman Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the return of the Lehman
Brothers US ABS Floating Rate Index HEL Aggregate
Component and pay semi-annually the notional amount
multiplied by the six month USD-LIBOR-BBA adjusted
by a specified spread.	11,400,000	3/1/06	(5,915)

Total			$24,460

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/05

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ CDX IG HVOL Series 4 Index.		$396,000	$1,138
Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index.		516,000	84

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Citigroup Financial Products, Inc. on August 19,
2005, maturing on June 20, 2012, to receive quarterly 62 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX Series 4 Index,
7-10% tranche.		$516,000	$2,841
Agreement with Goldman Sachs Capital Markets, L.P. on October 21,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points times the notional amount. Upon a credit default event of a
reference entity within the CDX IG Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the CDX IG Series 4 Index.		382,000	(3,859)
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ iTraxx Index.	EUR	526,000	(1,081)
Agreement with Lehman Brothers Special Financing, Inc. on July 27,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to receive quarterly 45 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ iTraxx Index.	EUR	426,750	(570)
Agreement with Lehman Brothers Special Financing, Inc. on
August 24, 2005, maturing on June 20, 2012, to receive quarterly
46.375 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index,
6-9% tranche, the fund makes a payment of the proportional
notional amount times the difference between the par value and the then-market value of the reference entity within the DJ iTraxx Index,
6-9% tranche.	EUR	526,000	5,156

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/05 continued

			Unrealized
		Notional	appreciation/
		amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
July 27, 2005, maturing on June 20, 2012, to receive quarterly
19 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ iTraxx Index, S3 tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value
of the reference entity within the DJ iTraxx Index, S3 tranche.	EUR	569,000	$3,692
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive
quarterly 59 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index,
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
4 Index,10-15% tranche.		$263,000	(2,036)
Agreement with Lehman Brothers Special Financing, Inc. on
September 19, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 4 Index.		263,000	642
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 Index
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
5 Index 10-15% tranche.		263,000	(574)
Agreement with Lehman Brothers Special Financing, Inc. on
September 21, 2005, maturing on December 20, 2015, to
receive/(pay) a premium based on the difference between
the original spread on issue and the market spread on day of execution and pay quarterly 70 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 Index, the fund receives a payment of the
proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index.		263,000	157

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on
September 29, 2005, maturing on June 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay
quarterly 90 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL
Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX IG
HVOL Series 4 Index.	$551,000	$154
Agreement with Morgan Stanley Capital Services, Inc. on
October 14, 2005, maturing on December 20, 2010, to receive
quarterly 127 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX Series 5
Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ HY CDX
Series 5 Index 25-35% tranche.	294,000	297
Agreement with Morgan Stanley Capital Services, Inc. on
October 14, 2005, maturing on December 20, 2010, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly
395 basis points times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the CDX HY Series 5 Index.	147,000	(4,501)
Agreement with Morgan Stanley Capital Services, Inc. on
September 13, 2005, maturing on June 20, 2012, to receive
quarterly 275 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche.	198,000	(7,102)
Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive
quarterly 48 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 7-10% tranche.	525,000	(1,080)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/05 continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on
September 19, 2005, maturing on June 20, 2012, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
55 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX Series 4 Index.	$525,000	$810
Agreement with Morgan Stanley Capital Services, Inc. on
September 29, 2005, maturing on June 20, 2012, to receive
quarterly 318 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4
Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 3-7% tranche.	184,000	(2,452)
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive quarterly
70.5 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index
10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index 10-15% tranche.	264,000	865
Agreement with Morgan Stanley Capital Services, Inc. on
September 7, 2005, maturing on June 20, 2015, to receive/(pay)
a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly
65 basis points times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX Series 4 Index.	264,000	343

Total		$(7,076)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/05

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $163,004,288)	$164,067,215
Affiliated issuers (identified cost $616,035) (Note 5)	616,035

Foreign currency (cost $649,814) (Note 1)	638,131

Interest and other receivables	1,549,380

Receivable for shares of the fund sold	88,063

Receivable for securities sold	3,886,609

Receivable for sales of delayed delivery securities (Note 1)	19,243,214

Receivable for variation margin (Note 1)	82,954

Receivable for open forward currency contracts (Note 1)	586,066

Receivable for closed forward currency contracts (Note 1)	408,368

Unrealized appreciation on swap contracts (Note 1)	851,242

Premiums paid on credit default contracts (Note 1)	21,971

Receivable for closed swap contracts (Note 1)	12,889

Total assets	192,052,137

LIABILITIES
Payable to subcustodian (Note 2)	4,745

Payable for securities purchased	8,143,294

Payable for purchases of delayed delivery securities (Note 1)	11,877,116

Payable for shares of the fund repurchased	318,405

Payable for compensation of Manager (Notes 2 and 5)	213,532

Payable for investor servicing and custodian fees (Note 2)	46,258

Payable for Trustee compensation and expenses (Note 2)	73,006

Payable for administrative services (Note 2)	1,151

Payable for distribution fees (Note 2)	54,891

Payable for open forward currency contracts (Note 1)	2,043,278

Payable for closed forward currency contracts (Note 1)	869,224

Unrealized depreciation on swap contracts (Note 1)	680,561

Written options outstanding, at value (premiums received $276,140) (Note 1)	283,603

TBA sale commitments, at value (proceeds receivable $14,328,343) (Note 1)	14,286,258

Other accrued expenses	116,565

Total liabilities	39,011,887

Net assets	$153,040,250

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$199,724,807

Undistributed net investment income (Note 1)	8,014,963

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(54,598,553)

Net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(100,967)

Total -- Representing net assets applicable to capital shares outstanding	$153,040,250

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($98,197,809 divided by 8,065,516 shares)	$12.18

Offering price per class A share
(100/96.25 of $12.18)*	$12.65

Net asset value and offering price per class B share
($23,479,658 divided by 1,934,889 shares)**	$12.13

Net asset value and offering price per class C share
($2,698,528 divided by 222,202 shares)**	$12.14

Net asset value and redemption price per class M share
($25,065,088 divided by 2,071,238 shares)	$12.10

Offering price per class M share
(100/96.75 of $12.10)***	$12.51

Net asset value, offering price and redemption price per class R share
($69,739 divided by 5,729 shares)	$12.17

Net asset value, offering price and redemption price per class Y share
($3,529,428 divided by 289,822 shares)	$12.18

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/05

INVESTMENT INCOME
Interest (including interest income of $346,709
from investments in affiliated issuers) (Note 5)	$ 7,004,983

EXPENSES
Compensation of Manager (Note 2)	1,181,187

Investor servicing fees (Note 2)	301,443

Custodian fees (Note 2)	158,640

Trustee compensation and expenses (Note 2)	19,110

Administrative services (Note 2)	22,480

Distribution fees -- Class A (Note 2)	272,706

Distribution fees -- Class B (Note 2)	278,344

Distribution fees -- Class C (Note 2)	24,205

Distribution fees -- Class M (Note 2)	144,879

Distribution fees -- Class R (Note 2)	129

Other	187,903

Non-recurring costs (Notes 2 and 6)	3,180

Costs assumed by Manager (Notes 2 and 6)	(3,180)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(240,104)

Total expenses	2,350,922

Expense reduction (Note 2)	(29,663)

Net expenses	2,321,259

Net investment income	4,683,724

Net realized gain on investments (Notes 1 and 3)	8,239,785

Net realized gain on swap contracts (Note 1)	854,698

Net realized gain on futures contracts (Note 1)	2,042,188

Net realized loss on foreign currency transactions (Note 1)	(2,562,814)

Net realized gain on written options (Notes 1 and 3)	7,406

Net unrealized depreciation of assets and liabilities
in foreign currencies during the year	(1,182,013)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options and TBA sale commitments during the year	(12,949,194)

Net loss on investments	(5,549,944)

Net decrease in net assets resulting from operations	$ (866,220)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	10/31/05	10/31/04

Operations:
Net investment income	$ 4,683,724	$ 4,260,566

Net realized gain on investments
and foreign currency transactions	8,581,263	6,339,902

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(14,131,207)	6,014,790

Net increase (decrease) in net assets resulting from operations	(866,220)	16,615,258

Distributions to shareholders: (Note 1)

From net investment income

Class A	(4,351,459)	(9,754,705)

Class B	(897,091)	(3,001,842)

Class C	(81,888)	(157,674)

Class M	(1,079,647)	(2,919,582)

Class R	(1,208)	(91)

Class Y	(16,509)	--

Redemption fees (Note 1)	13,898	24,261

Decrease from capital share transactions (Note 4)	(6,591,199)	(36,244,212)

Total decrease in net assets	(13,871,323)	(35,438,587)

NET ASSETS
Beginning of year	166,911,573	202,350,160

End of year (including undistributed net investment
income of $8,014,963 and $2,989,097, respectively)	$153,040,250	$166,911,573

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$12.73	$12.65	$11.39	$10.97	$10.77

Investment operations:
Net investment income (a)	.38(d)	.33(d)	.40	.46	.58

Net realized and unrealized
gain (loss) on investments	(.42)	.88	1.31	.43	.23

Total from
investment operations	(.04)	1.21	1.71	.89	.81

Less distributions:
From net investment income	(.51)	(1.13)	(.45)	(.47)	(.16)

From return of capital	--	--	--	--	(.45)

Total distributions	(.51)	(1.13)	(.45)	(.47)	(.61)

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$12.18	$12.73	$12.65	$11.39	$10.97

Total return at
net asset value (%)(b)	(.39)	9.99	15.18	8.35	7.63

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$98,198	$104,736	$120,099	$99,140	$82,093

Ratio of expenses to
average net assets (%)(c)	1.22(d)	1.29(d)	1.31	1.29	1.24

Ratio of net investment income
to average net assets (%)	2.96(d)	2.65(d)	3.23	4.21	5.32

Portfolio turnover (%)	197.70(f )	162.13	197.79	331.06(g)	292.73(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.14% and 0.09%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$12.69	$12.61	$11.36	$10.94	$10.74

Investment operations:
Net investment income (a)	.28(d)	.24(d)	.30	.38	.50

Net realized and unrealized
gain (loss) on investments	(.42)	.87	1.30	.43	.22

Total from
investment operations	(.14)	1.11	1.60	.81	.72

Less distributions:
From net investment income	(.42)	(1.03)	(.35)	(.39)	(.13)

From return of capital	--	--	--	--	(.39)

Total distributions	(.42)	(1.03)	(.35)	(.39)	(.52)

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$12.13	$12.69	$12.61	$11.36	$10.94

Total return at
net asset value (%)(b)	(1.23)	9.20	14.27	7.60	6.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$23,480	$29,246	$41,469	$29,498	$18,123

Ratio of expenses to
average net assets (%)(c)	1.97(d)	2.04(d)	2.06	2.04	1.99

Ratio of net investment income
to average net assets (%)	2.20(d)	1.93(d)	2.44	3.33	4.58

Portfolio turnover (%)	197.70(f )	162.13	197.79	331.06(g)	292.73(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.14% and 0.09%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$12.70	$12.62	$11.37	$10.96	$10.75

Investment operations:
Net investment income (a)	.29(d)	.23(d)	.29	.37	.49

Net realized and unrealized
gain (loss) on investments	(.43)	.88	1.32	.43	.24

Total from
investment operations	(.14)	1.11	1.61	.80	.73

Less distributions:
From net investment income	(.42)	(1.03)	(.36)	(.39)	(.13)

From return of capital	--	--	--	--	(.39)

Total distributions	(.42)	(1.03)	(.36)	(.39)	(.52)

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$12.14	$12.70	$12.62	$11.37	$10.96

Total return at
net asset value (%)(b)	(1.19)	9.16	14.30	7.48	6.94

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$2,699	$1,682	$2,337	$1,048	$415

Ratio of expenses to
average net assets (%)(c)	1.97(d)	2.04(d)	2.06	2.04	1.99

Ratio of net investment income
to average net assets (%)	2.22(d)	1.90(d)	2.35	3.22	4.52

Portfolio turnover (%)	197.70(f )	162.13	197.79	331.06(g)	292.73(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.14% and 0.09%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

			Year ended

	10/31/05	10/31/04	10/31/03	10/31/02	10/31/01
Net asset value,
beginning of period	$12.66	$12.58	$11.33	$10.91	$10.72

Investment operations:
Net investment income (a)	.34(d)	.30(d)	.37	.44	.57

Net realized and unrealized
gain (loss) on investments	(.42)	.87	1.29	.42	.20

Total from
investment operations	(.08)	1.17	1.66	.86	.77

Less distributions:
From net investment income	(.48)	(1.09)	(.41)	(.44)	(.15)

From return of capital	--	--	--	--	(.43)

Total distributions	(.48)	(1.09)	(.41)	(.44)	(.58)

Redemption fees	--(e)	--(e)	--(e)	--	--

Net asset value,
end of period	$12.10	$12.66	$12.58	$11.33	$10.91

Total return at
net asset value (%)(b)	(.73)	9.77	14.86	8.16	7.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$25,065	$31,245	$38,446	$43,686	$52,481

Ratio of expenses to
average net assets (%)(c)	1.47(d)	1.54(d)	1.56	1.54	1.49

Ratio of net investment income
to average net assets (%)	2.70(d)	2.40(d)	3.02	4.02	5.18

Portfolio turnover (%)	197.70(f )	162.13	197.79	331.06(g)	292.73(g)

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.14% and 0.09%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS R

	PER-SHARE OPERATING PERFORMANCE

		Year ended	Period

		10/31/05	12/1/03†-10/31/04
	Net asset value,
	beginning of period	$12.74	$12.81

	Investment operations:
	Net investment income (a,b)	.36	.27

	Net realized and unrealized
	gain (loss) on investments	(.44)	.73

	Total from
	investment operations	(.08)	1.00

	Less distributions:
	From net investment income	(.49)	(1.07)

	Total distributions	(.49)	(1.07)

	Redemption fees (c)	--	--

	Net asset value,
	end of period	$12.17	$12.74

	Total return at
	net asset value (%)(d)	(.74)	8.21*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$70	$2

	Ratio of expenses to
	average net assets (%)(b,e)	1.47	1.41*

	Ratio of net investment income
	to average net assets (%)(b)	2.72	2.21*

	Portfolio turnover (%)	197.70(f )	162.13

†	Commencement of operations.
*	Not annualized

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended October 31, 2005 and October 31, 2004 reflect a reduction of 0.12% and 0.09%, respectively, of average net assets for class R shares (Notes 2 and 5).

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Includes amounts paid through expense offset arrangements (Note 2).

(f) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

	PER-SHARE OPERATING PERFORMANCE

		Period

		10/4/05†-10/31/05
	Net asset value,
	beginning of period	$12.31

	Investment operations:
	Net investment income (a,b)	.03

	Net realized and unrealized
	loss on investments	(.10)

	Total from
	investment operations	(.07)

	Less distributions:
	From net investment income	(.06)

	Total distributions	(.06)

	Redemption fees (c)	--

	Net asset value,
	end of period	$12.18

	Total return at
	net asset value (%)(d)	(.61)*

	RATIOS AND SUPPLEMENTAL DATA
	Net assets, end of period
	(in thousands)	$3,529

	Ratio of expenses to
	average net assets (%)(b,e)	.07*

	Ratio of net investment income
	to average net assets (%)(b)	.24*

	Portfolio turnover (%)(f )	197.70

†	Commencement of operations.
*	Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the period ended October 31, 2005 reflect a reduction of 0.02% of average net assets for class Y shares (Notes 2 and 5).

(c) Amount represents less than $0.01 per share.

(d) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(e) Includes amounts paid through expense offset arrangements (Note 2).

(f) Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/05

Note 1: Significant accounting policies

Putnam Global Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks high current income by investing primarily in debt securities of sovereign and private issuers worldwide, including supranational issuers. The fund’s secondary objectives are preservation of capital and long-term total return, but only to the extent that these are consistent with the objective of seeking high current income. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective October 4, 2005, the fund began offering class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Prior to April 1, 2005, the maximum front-end sales charge for class A shares was 4.50% . Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment and delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluc-tuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2005, the fund had a capital loss carryover of $54,183,835 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$20,301,975	October 31, 2006

21,627,332	October 31, 2007

7,903,488	October 31, 2008

1,114,179	October 31, 2009

3,236,861	October 31, 2010

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized and unrealized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2005, the fund reclassified $6,769,944 to increase undistributed net investment income with an increase to accumulated net realized losses of $6,769,944.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$5,095,843
Unrealized depreciation	(4,047,943)
------------------------------
Net unrealized appreciation	1,047,900
Undistributed ordinary income	6,275,531
Capital loss carryforward	(54,183,835)
Cost for federal income
tax purposes	$163,635,350

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2005, Putnam Management waived $218,727 of its management fee from the fund.

For the period ended October 31, 2005, Putnam Management has assumed $3,180 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Effective September 13, 2004, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended October 31, 2005, the fund paid PFTC $455,981 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2005, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended October 31, 2005, the fund’s expenses were reduced by $29,663 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $254, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $9,664 and $441 from the sale of class A and class M shares, respectively, and received $34,057 and $1,000 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2005, Putnam Retail Management, acting as underwriter, received $69 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended October 31, 2005, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $302,937,189 and $286,961,352, respectively. Purchases and sales of U.S. government securities aggregated $12,627,408 and $15,604,389, respectively.

Written option transactions during the year are summarized as follows:

	Contract	Premiums
	Amounts	Received
Written options
outstanding at
beginning of year	--	$--

Options opened	13,580,000	526,656
Options exercised	--
Options expired	--	--
Options closed	(6,440,000)	(250,516)

Written options
outstanding at
end of year	7,140,000	$276,140

Note 4: Capital shares

At October 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Year ended 10/31/05:
Shares sold	2,489,167	$32,181,032

Shares issued
in connection
with reinvestment
of distributions	285,079	3,635,392

	2,774,246	35,816,424

Shares
repurchased	(2,934,332)	(37,460,638)

Net decrease	(160,086)	$(1,644,214)

Year ended 10/31/04:
Shares sold	2,401,951	$29,980,070

Shares issued
in connection
with reinvestment
of distributions	668,639	8,266,318

	3,070,590	38,246,388

Shares
repurchased	(4,340,199)	(54,129,808)

Net decrease	(1,269,609)	$(15,883,420)

CLASS B	Shares	Amount
Year ended 10/31/05:
Shares sold	606,184	$7,798,421

Shares issued
in connection
with reinvestment
of distributions	61,364	780,763

	667,548	8,579,184

Shares
repurchased	(1,037,085)	(13,242,214)

Net decrease	(369,537)	$(4,663,030)
Year ended 10/31/04:
Shares sold	969,980	$12,037,829

Shares issued
in connection
with reinvestment
of distributions	216,681	2,670,393

	1,186,661	14,708,222

Shares
repurchased	(2,170,879)	(27,028,527)

Net decrease	(984,218)	$(12,320,305)

CLASS C	Shares	Amount
Year ended 10/31/05:
Shares sold	139,129	$1,789,364

Shares issued
in connection
with reinvestment
of distributions	4,056	51,571

	143,185	1,840,935

Shares
repurchased	(53,391)	(678,788)

Net increase	89,794	$1,162,147

Year ended 10/31/04:
Shares sold	62,292	$774,008

Shares issued
in connection
with reinvestment
of distributions	11,505	141,946

	73,797	915,954

Shares
repurchased	(126,551)	(1,571,722)

Net decrease	(52,754)	$(655,768)

CLASS M	Shares	Amount
Year ended 10/31/05:
Shares sold	132,753	$1,696,990

Shares issued
in connection
with reinvestment
of distributions	6,064	76,581

	138,817	1,773,571

Shares
repurchased	(535,887)	(6,859,527)

Net decrease	(397,070)	(5,085,956)
Year ended 10/31/04:
Shares sold	103,755	$1,293,427

Shares issued
in connection
with reinvestment
of distributions	10,776	132,521

	114,531	1,425,948

Shares
repurchased	(702,762)	(8,812,996)

Net decrease	(588,231)	$(7,387,048)

CLASS R	Shares	Amount
Year ended 10/31/05:
Shares sold	5,922	$75,607

Shares issued
in connection
with reinvestment
of distributions	96	1,208

	6,018	76,815

Shares
repurchased	(475)	(6,185)

Net increase	5,543	$70,630
For the period 12/1/03 (commencement of operations)
to 10/31/04:
Shares sold	190	$2,383

Shares issued
in connection
with reinvestment
of distributions	1	14

	191	2,397

Shares
repurchased	(5)	(68)

Net increase	186	$2,329

CLASS Y	Shares	Amount
For the period 10/4/05 (commencement of operations) to 10/31/05:
Shares sold	310,273	$3,820,369

Shares issued
in connection
with reinvestment
of distributions	1,350	16,509

	311,623	3,836,878

Shares
repurchased	(21,801)	(267,654)

Net increase	289,822	$3,569,224

At October 31, 2005, Putnam, LLC owned 88 class R shares of the fund (1.5% of class R shares outstanding), valued at $1,071.

Note 5: Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2005, management fees paid were reduced by $21,377 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $346,709 for the year ended October 31, 2005. During the year ended October 31, 2005, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $137,095,884 and $154,428,385, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Federal tax information (Unaudited)

The Form 1099 you receive in January 2006 will show the tax status of all distributions paid to your account in calendar 2005.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. She is Chair of the Advisory Board of Hamilton Lane Advisors (an investment management firm) and a member of the Advisory Board of RCM (an investment management firm). Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy

Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (Born 1941), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004
Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”).
He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council.
Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’
Investment Division.
Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the invest-
ment management industry. He previously served as Chief Executive Officer of Delaware
Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman
was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).
Mr. Haldeman currently serves as a Trustee of Dartmouth College and is a member of the
Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College,
Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial
Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984 and President since 2000
Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.
Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser).
He is a Trustee of St. Mark’s School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.
Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College,
Harvard Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2005, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Associate Treasurer
and Principal Executive Officer
Since 1989
Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004
Prior to 2004, Managing Director,
Putnam Investments
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002
Senior Managing Director, Putnam
Investments. Prior to July 2001, Partner,
PricewaterhouseCoopers LLP
Michael T. Healy (Born 1958)
Assistant Treasurer and Principal
Accounting Officer
Since 2000
Managing Director, Putnam Investments
Beth S. Mazor (Born 1958)
Vice President
Since 2002
Senior Vice President, Putnam Investments
Daniel T. Gallagher (Born 1962)
Senior Vice President, Staff Counsel
and Compliance Liaison
Since 2004
Prior to 2004, Associate, Ropes & Gray LLP;
prior to 2000, Law Clerk, Massachusetts
Supreme Judicial Court
Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Research & Management Company

James P. Pappas (Born 1953)
Vice President
Since 2004
Managing Director, Putnam Investments
and Putnam Management. During 2002,
Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001,
President and Chief Executive Officer,
UAM Investment Services, Inc.
Richard S. Robie, III (Born 1960)
Vice President
Since 2004
Senior Managing Director, Putnam
Investments, Putnam Management
and Putnam Retail Management. Prior
to 2003, Senior Vice President, United
Asset Management Corporation
Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004
Managing Director, Putnam Investments
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002
Senior Vice President, Putnam Investments
Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993
Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer
and Assistant Clerk
Since 2005
Nancy T. Florek (Born 1957)
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109
Investment Sub-Manager
Putnam Investments Limited
57–59 St. James Street
London, England SW1A 1LD
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109
Custodian
Putnam Fiduciary
Trust Company
Legal Counsel
Ropes & Gray LLP
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President
Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer
Jonathan S. Horwitz
Senior Vice President
and Treasurer
Steven D. Krichmar
Vice President and
Principal Financial Officer
Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer
Beth S. Mazor
Vice President

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison
James P. Pappas
Vice President
Richard S. Robie, III
Vice President
Mark C. Trenchard
Vice President and
BSA Compliance Officer
Francis J. McNamara, III
Vice President and
Chief Legal Officer
Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer
Judith Cohen
Vice President, Clerk and
Assistant Treasurer
Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk
Nancy T. Florek
Vice President, Assistant Clerk,
Assistant Treasurer
and Proxy Manager

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN031 229315 12/05

Item 2. Code of Ethics:

(a) All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2004, Putnam Investment Management, LLC, the Fund's investment manager, Putnam Retail Management Limited Partnership, the Fund's principal underwriter, and Putnam Investments Limited, the sub-manager for a portion of the assets of certain funds as determined by Putnam Management from time to time, adopted several amendments to their Code of Ethics. Some of these amendments were adopted as a result of Putnam Investment Management's partial settlement order with the SEC on November 13, 2003. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) a 90-day blackout period for all shares of Putnam open-end funds (except for money market funds) purchased or sold (including exchanges into or out of a fund) by Putnam employees and certain family members; (ii) a one-year holding period for all access persons that operates in the same manner as the 90-day rule; (iii) delivery by Putnam employees to the Code of Ethics Administrator of both quarterly account statements for all brokerage accounts (irrespective of activity in the accounts) and account statements for any Putnam funds not held at Putnam or for any funds sub-advised by Putnam; (iv) a prohibition of Putnam employees from making more than 25 trades in individual securities in their personal accounts in any given quarter; (v) the extension of the existing prohibition of access persons from a purchase and sale or sale and purchase of an individual security within 60 days to include trading based on tax-lot election; (vi) the inclusion of trades in Marsh & McLennan Companies, Inc. (ultimate parent company of Putnam Investment Management) securities in pre-clearance and reporting requirements; (vii) a prohibition of limit and good-until-canceled orders as inconsistent with the requirements of daily pre-clearance; (viii) new limits and procedures for accounts managed by outside managers and brokers, in order for trading in such accounts to be exempt from pre-clearance requirements; (ix) a new gift and entertainment policy that imposes a reporting obligation on all meals and entertainment and new limits on non-meal entertainment; (x) a number of alternatives for the reporting of irregular activity.

In December 2004, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for the following: (i) implementation of minimum monetary sanctions for violations of the Code; (ii) expansion of the definition of "access person" under the Code include all Putnam employees with access to non-public information regarding Putnam-managed mutual fund portfolio holdings; (iii) lengthening the period during which access persons are required to complete quarterly reports; (iv) reducing the maximum number of trades than can be made by Putnam employees in their personal accounts in any calendar quarter from 25 trades to 10 trades; and (v) lengthening the required holding period for securities by access persons from 60 days to 90 days.

In March 2005, additional amendments to the Code of Ethics were adopted, that went into effect on April 1, 2005. Insofar as such Code of Ethics applies to the Fund’s principal executive officer, principal financial officer and principal accounting officer, the amendments (i) prohibit Putnam employees and their immediate family members from having any direct or indirect personal financial interest in companies that do business with Putnam (excluding investment holdings in public companies that are not material to the employee), unless such interest is disclosed and approved by the Code of Ethics Officer; (ii) prohibit Putnam employees from using Putnam assets, letterhead or other resources in making political or campaign contributions, solicitations or endorsements;(iii) require Putnam employees to obtain pre-clearance of personal political or campaign contributions or other gifts to government officials or political candidates in certain jurisdictions and to officials or candidates with whom Putnam has or is seeking to establish a business relationship and (iv) require Putnam employees to obtain pre-approval from Putnam’s Director of Government Relations prior to engaging in lobbying activities.

In July 2005, additional amendments to the Code of Ethics were adopted. Insofar as such Code of Ethics applies to the Fund's principal executive officer, principal financial officer and principal accounting officer, the amendments provided for an exception to the standard 90-day holding period (one year, in the case of employees deemed to be “access persons” under the Code) for shares of Putnam mutual funds in the case of redemptions from an employee’s account in a college savings plan qualified under Section 529 of the Internal Revenue Code. Under this exception, an employee may, without penalty under the Code, make “qualified redemptions” of shares from such an account less than 90 days (or one year, as applicable) after purchase. “Qualified redemptions” include redemptions for higher education purposes for the account beneficiary and redemptions made upon death or disability. The July 2005 amendments also provide that an employee may, for purposes of the rule limiting the number of trades per calendar quarter in an employee’s personal account to a maximum of 10, count all trades of the same security in the same direction (all buys or all sells) over a period of five consecutive business days as a single trade.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing

Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditors:

Fiscal year	Audit	Audit-Related	Tax	All Other
ended	Fees	Fees	Fees	Fees
October 31,
2005	$75,596*	$--	$8,630	$99

October 31,
2004	$66,371*	$--	$8,213	$34

* Includes fees of $ 99 and $ 156 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal    years ended October 31, 2005 and October 31, 2004, respectively. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2005 and October 31, 2004, the fund’s independent auditors billed aggregate non-audit fees in the amounts of $172,408 and $123,161 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund’s last two fiscal years.

Audit-Related Fees represents fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to an analysis of recordkeeping fees .

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC (“Putnam Management”) and certain of its affiliates to engage the services of the funds’ independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor’s engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund’s principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year	Audit-Related	Tax	All Other	Total Non-Audit
ended	Fees	Fees	Fees	Fees
October 31,
2005	$--	$62,968	$--	$--

October 31,
2004	$--	$--	$--	$--

Item 5. Audit Committee:

Not applicable

Item 6. Schedule of Investments:

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
Management Investment Companies:

Not applicable

Item 8. Purchases of Equity Securities by Closed-End Management Investment
Companies and Affiliated Purchasers:

Not applicable
Item 9. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 10. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 11. Exhibits:

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT By (Signature and Title): /s/ Michael T. Healy Michael T. Healy Principal Accounting Officer Date: December 29, 2005
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 29, 2005

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2005